UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Bio-Rad Laboratories, Inc.

1000 Alfred Nobel Drive
Hercules, California 94547

Notice of Annual Meeting of Stockholders

Tuesday, April 25, 2017

4:00 p.m. Pacific Daylight Time

1000 Alfred Nobel Drive, Hercules, California 94547

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

The annual meeting of the stockholders of Bio-Rad Laboratories, Inc. will be held at our corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 25, 2017 at 4:00 p.m., Pacific Daylight Time, to consider and vote on:

1.	The election of two directors by the holders of outstanding Class A Common Stock and four directors by the holders of outstanding Class B Common Stock;
2.	A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017;
3.	A proposal to approve the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan;
4.	A proposal to approve an amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan to increase the number of shares authorized for sale thereunder by 700,000;
5.	An advisory (non-binding) vote to approve executive compensation;
6.	An advisory (non-binding) vote on the frequency of holding future advisory votes to approve executive compensation every 1, 2 or 3 years; and
7.	Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on March 6, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. Our stock transfer books will not be closed.

All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed proxy card(s) in the provided postage-paid envelope. Since the holders of a majority of the outstanding shares of each class of our common stock must be present or represented at the annual meeting to elect directors and the holders of a majority of our Voting Power must be present or represented at the annual meeting to conduct the other business matters referred to above, your promptness in returning the enclosed proxy card(s) will be greatly appreciated. Your proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your proxy.

All stockholders who attend the annual meeting are invited to join us for a reception immediately following the meeting.

This proxy statement and the accompanying proxy card(s) are first being distributed to stockholders of record on or about March 30, 2017.

Hercules, California

March 30, 2017

By order of the Board of Directors
BIO-RAD LABORATORIES, INC.

Timothy S. Ernst

Secretary

Important Notice Regarding the Internet Availability of Proxy Materials for our 2017 Annual Meeting of Stockholders to be held on April 25, 2017: The proxy statement and annual report of Bio-Rad Laboratories, Inc. are available at www.bio-radproxy.com.

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Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Bio-Rad 2017 Annual Meeting of Stockholders

•	Date and Time: Tuesday, April 25, 2017 at 4 p.m. Pacific Daylight Time
•	Location: 1000 Alfred Nobel Drive, Hercules, California 94547
•	Record Date: March 6, 2017

Eligibility to Vote (page 6)

You can vote if you are a holder of our Class A Common Stock or Class B Common Stock at the close of business on March 6, 2017.

How to Cast Your Vote (page 7)

You can vote by any of the following methods:

•	Promptly completing, signing and returning your proxy card(s) by mail; or
•	In person, at the annual meeting.

If a bank, broker or other nominee is the record holder of your stock on March 6, 2017, you will be able to vote by following the instructions on the voting instruction form or notice that you receive from your bank, broker or other nominee.

Voting Matters (pages 9, 17, 19, 26, 30 and 31)

		Board Vote	Page Reference
Item		Recommendation	(for more detail)
1.	Election of Directors	FOR each Director Nominee	9
2.	Ratification of Auditors	FOR	17
3.	Approval of 2017 Incentive Award Plan	FOR	19
4.	Approval of Amendment to 2011 Employee Stock Purchase Plan	FOR	26
5.	Advisory Vote to Approve Executive Compensation	FOR	30
6.	Advisory Vote on the Frequency of Holding Future Advisory Votes to Approve Executive Compensation Every 1, 2 or 3 Years	3 YEARS	31

Board Nominees (page 9)

		Director			Committee	Other Public
Name	Age	since	Occupation	Independent	Memberships	Company Boards
Jeffrey L. Edwards	56	–	Former EVP, Chief Financial Officer of Allergan, Inc.	Yes		FibroGen, Inc.
Gregory K. Hinckley	70	–	President of Mentor Graphics Corporation	Yes
Melinda Litherland	59	–	Retired Partner, Deloitte & Touche LLP	Yes
Arnold A Pinkston	58	–	Former EVP, General Counsel of Allergan, Inc.	Yes		Janus Capital Group
Alice N. Schwartz	90	1967	Co-Founder and Director of Bio-Rad	No
Norman Schwartz	67	1995	President, Chief Executive Officer and Chairman of the Board of Bio-Rad	No

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Auditors (page 17)

We are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Set forth below is summary information with respect to the aggregate fees billed for professional services rendered for the fiscal years ended December 31, 2016 and 2015 by KPMG LLP.

	2016	2015
Audit Fees	$ 7,902,000	$ 7,835,000
Audit-Related Fees	11,000	16,000
Tax Fees	74,000	0
All Other Fees	1,695,000	981,000

Approval of 2017 Incentive Award Plan (page 19)

We are asking our stockholders to approve the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan.

Approval of First Amendment to 2011 Employee Stock Purchase Plan (page 26)

We are asking our stockholders to approve an amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan to increase the number of shares authorized for sale thereunder by 700,000.

Advisory (Non-Binding) Vote to Approve Executive Compensation (page 30)

We are asking our stockholders to cast a non-binding advisory vote to approve the compensation of our named executive officers.

Advisory (Non-Binding) Vote on the Frequency of Holding Future Advisory Votes to Approve Executive Compensation Every 1, 2 or 3 Years (page 31)

We are asking our stockholders to cast a non-binding advisory vote to conduct future advisory votes to approve executive compensation EVERY THREE YEARS.

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Proxy Statement

2017 ANNUAL MEETING

Our Board of Directors is soliciting the enclosed proxy in connection with our 2017 annual meeting of stockholders (the “Annual Meeting”) to be held at our corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 25, 2017 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof. Copies of this proxy statement and the accompanying notice and proxy card(s) are first being mailed on or about March 30, 2017 to all stockholders entitled to vote.

We refer to Bio-Rad Laboratories, Inc. in this proxy statement as “we,” “our,” the “Company” or “Bio-Rad”.

General Information About the Meeting and Voting

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of two directors by the holders of outstanding Class A Common Stock and four directors by the holders of outstanding Class B Common Stock;
•	A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017;
•	A proposal to approve the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan;
•	A proposal to approve an amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan to increase the number of shares authorized thereunder by 700,000;
•	An advisory (non-binding) vote to approve executive compensation;
•	An advisory (non-binding) vote on the frequency of holding future advisory votes to approve executive compensation every 1, 2 or 3 years; and
•	Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the Annual Meeting;
•	Our 2016 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016; and
•	Proxy card(s) for the Annual Meeting.

What shares can I vote?

Our securities entitled to vote at the meeting consist of Class A Common Stock and Class B Common Stock (collectively, “Common Stock”). As of the close of business on March 6, 2017 (the “Record Date”), we had 24,465,110 shares of Class A Common Stock and 5,115,282 shares of Class B Common Stock issued and outstanding.

How many votes am I entitled to per share?

For all matters where the holders of Class A Common Stock and Class B Common Stock vote together as a class, each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote. For all matters where the holders of Class A Common Stock and Class B Common Stock vote separately, including the election of directors, each share of Class A Common Stock and each share of Class B Common Stock is entitled to one vote. The sum of one-tenth the number of outstanding shares of Class A Common Stock and the number of outstanding shares of Class B Common Stock constitutes our “Voting Power.”

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What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of our Voting Power, as defined above, will constitute a quorum for the transaction of business; provided, however, that the election of the Class A and Class B directors shall require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each respective class.

How many votes are needed to approve each item of business?

Six directors are to be elected at the meeting. The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other four directors. Our stockholders do not have any right to vote cumulatively in any election of directors. Directors elected by each class shall be elected by a majority of the votes cast in the respective class.

The proposal to ratify the appointment of our independent auditors, the proposal to approve the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan, the proposal to approve an amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan, the advisory (non-binding) vote to approve executive compensation, and the advisory (non-binding) vote on the frequency of holding future advisory votes to approve executive compensation every 1, 2 or 3 years must each receive the affirmative vote of a majority of our Voting Power present in person or represented by proxy at the meeting and entitled to vote on each such matter in order for each such item to be approved.

What effect do broker non-votes and abstentions have on the items of business?

The term “broker non-votes” refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote by the beneficial holder on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters, including the election of directors, the proposal to approve the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan, the proposal to approve an amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan, the advisory (non-binding) vote to approve executive compensation, and the advisory (non-binding) vote on the frequency of holding future advisory votes to approve executive compensation every 1, 2 or 3 years, and accordingly, may not vote on such matters absent instructions from the beneficial holder. Broker non-votes will not be counted in determining the number of votes cast on these non-routine matters. Brokers have discretionary authority to vote on the ratification of the Company’s independent auditors.

For purposes of determining the presence of a quorum, broker non-votes, as well as abstentions, will be counted as shares that are present and entitled to vote. With respect to the election of directors, broker non-votes and abstentions will not affect the outcome of a director’s election. With respect to the proposal to ratify the appointment of our independent auditors, there will be no broker non-votes in connection with this proposal because brokers have discretionary authority to vote on the ratification of the Company’s independent auditors, and abstentions will have the same effect as a vote against this proposal. With respect to the proposal to approve the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan, the proposal to approve an amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan and the advisory (non-binding) vote to approve executive compensation, abstentions will have the same effect as a vote against these proposals and broker non-votes will have no effect on the vote for these proposals. With respect to the advisory (non-binding) vote on the frequency of holding future advisory votes to approve executive compensation every 1, 2 or 3 years, abstentions and broker non-votes will have no effect on the vote for these proposals.

How do I vote?

If you are the record holder of your stock as of the Record Date, you may submit a proxy by executing and returning the enclosed proxy card(s) in the provided postage-paid envelope. You may also attend the Annual Meeting and vote in person.

If a bank, broker or other nominee is the record holder of your stock on the Record Date, you will be able to vote by following the instructions on the voting instruction form or notice that you receive from your bank, broker or other nominee.

What happens if I do not provide instructions on how to vote or if other matters are presented for determination at the Annual Meeting?

Shares for which a properly executed proxy in the enclosed form is returned will be voted at the Annual Meeting in accordance with the directions on such proxy. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of Proposals 1, 2, 3, 4 and 5, in favor of 3 years for Proposal 6, and to approve those other matters that may properly come before the Annual Meeting at the discretion of the person named in the proxy. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this proxy statement. If, however, any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

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May I change my vote?

Yes. Any proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with our Secretary a written revocation or duly executed proxy bearing a later date or by attending the meeting in person and announcing such revocation or voting in person at the meeting. Attendance at the Annual Meeting will not, by itself, constitute revocation of a proxy. For shares held through a broker, the directions received from the broker must be followed in order to revoke a proxy, change a vote or to vote at the Annual Meeting. In order for a stockholder whose shares are held through a broker to vote such shares in person at the Annual Meeting, a valid proxy from the broker authorizing such stockholder to vote the shares at the Annual Meeting will be required.

What rights do I have if I dissent on an item of business?

There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted upon at the meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the cost of this proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. These directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

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Item 1. Election of Directors

The Board of Directors recommends that you vote FOR the director nominees named below for the class or classes of Common Stock that you hold.

Our Board of Directors currently has six members. The term of each of our current directors expires as of the date of the annual meeting of stockholders or on election and qualification of his or her successor. Four of our current directors (Louis Drapeau, Robert M. Malchione, Deborah J. Neff and Joel McComb) will not be standing for re-election to our Board, and after the Annual Meeting each will retire from our Board. Our Board and the Company thank each of Messrs. Drapeau, Malchione and McComb and Ms. Neff for their contributions to the Company during their tenures.

At the Annual Meeting, the stockholders will elect six directors. The six persons nominated are: Jeffrey L. Edwards, Gregory K. Hinckley, Melinda Litherland, Arnold A. Pinkston, Alice N. Schwartz, and Norman Schwartz. The table below includes biographies for each nominee and an indication of the class of Common Stock for which the person is a director nominee. Norman Schwartz is the son of Alice N. Schwartz. No other family relationships exist among our current and nominated directors or executive officers.

The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed proxy will, in their discretion, vote the shares subject to such proxy for another person selected by the Board.

Biographies of Director Nominees:

JEFFREY L. EDWARDS

Former EVP, Chief Financial Officer of Allergan, Inc.

Director Since: New Director Nominee

Age: 56

Class of Common Stock to Elect: Class B

Mr. Edwards retired from Allergan, Inc., a multi-specialty health care company, in February 2015 after nearly 22 years at Allergan. From September 2005 to August 2014, he served as Executive Vice President, Finance and Business Development, Chief Financial Officer at Allergan. From 2003 to 2005 he served as Allergan’s Corporate Vice President, Corporate Development and previously served as Senior Vice President, Treasury, Tax and Investor Relations. Prior to joining Allergan, Mr. Edwards was with Banque Paribas from 1992-1993 and Security Pacific National Bank from 1983-1992, where he held various senior-level positions in the credit and business development functions. Mr. Edwards currently serves on the Board of Directors and as Audit Committee chairman of both FibroGen, Inc., a publicly traded biopharmaceutical company and Viamet Pharmaceuticals Holdings, LLC, a privately-owned biopharmaceutical company. Mr. Edwards has over 25 years of public company experience. We believe that Mr. Edwards’ deep financial, capital allocation, and business development experience give him the qualifications and skills to serve as a director.

GREGORY L. HINCKLEY

President of Mentor Graphics Corporation

Director Since: New Director Nominee

Age: 70

Class of Common Stock to Elect: Class B

Mr. Hinckley is currently President of Mentor Graphics Corporation, a leading supplier of products and services used by companies worldwide in the design of the electronic content of their products. Prior to joining Mentor Graphics in 1997, Mr. Hinckley served as Chief Financial Officer for VLSI Technology, Inc., a publicly traded microchip manufacturer from 1992-1997, for Crowley Maritime Corporation from 1989-1991 and for Bio-Rad from 1983-1989. Mr. Hinckley was a director of Intermec, Inc., a publicly traded provider of automated identification and data collection (AIDC) solutions, Super Micro, a publicly traded provider of advanced computer server systems and subsystems, and Amkor Technology, a leading supplier of outsourced semiconductor interconnect services. He currently serves as a director of SI-Bone, Inc., a privately held orthopedic device company. Mr. Hinckley has over 30 years of public company experience. We believe that Mr. Hinckley’s financial, operational and public board expertise give him the qualifications and skills to serve as a director.

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MELINDA LITHERLAND

Retired Partner, Deloitte & Touche LLP

Director Since: New Director Nominee

Age: 59

Class of Common Stock to Elect: Class A

Ms. Litherland retired in 2015 as a Partner at Deloitte & Touche LLP, where she worked since 1981. She is a certified public accountant with 34 years of experience working with life science and technology companies in both audit and consulting capacities. Ms. Litherland is a member of the American Institute of CPAs (AICPA) and serves on the Board of Directors of Ronald McDonald House at Stanford, including the Finance and Capital Campaign Committees. We believe that Ms. Litherland’s extensive financial and life sciences background gives her the qualifications and skills to serve as a director.

ARNOLD A. PINKSTON

Former EVP, General Counsel of Allergan, Inc.

Director Since: New Director Nominee

Age: 58

Class of Common Stock to Elect: Class A

Mr. Pinkston served as Executive Vice President and General Counsel for Allergan, Inc., a multi-specialty health care company, from 2011 until March 2015. From 2005 until 2011, Mr. Pinkston served as Senior Vice President, General Counsel and Secretary for Beckman Coulter, Inc., a health care diagnostics and life sciences company. From 1994 until 2005, he held various positions at Eli Lilly and Company, a global pharmaceutical company, including Vice President and Deputy General Counsel. Additionally, Mr. Pinkston currently serves as a member of the Board of Directors of Janus Capital Group, a publicly owned investment firm, and is a director for the Sustainability Accounting Standards Board. Mr. Pinkston has over 20 years of experience at successful public companies. We believe that Mr. Pinkston’s broad corporate governance, regulatory and M&A knowledge give him the qualifications and skills to serve as a director.

ALICE N. SCHWARTZ

Retired Research Associate at the University of California

Director Since: 1967

Age: 90

Class of Common Stock to Elect: Class B

Mrs. Schwartz has been retired since 1979. From 1972 to 1978 she was a Research Associate at the University of California. As a co-founder of our Company, Mrs. Schwartz has a unique and invaluable understanding of our Company’s business practices and core values. We believe that Mrs. Schwartz’s technical and business expertise gained through her many years as a researcher and as a director of our Company give her the qualifications and skills to serve as a director.

NORMAN SCHWARTZ

President and Chief Executive Officer

Director Since: 1995

Age: 67

Class of Common Stock to Elect: Class B

Mr. Schwartz has been our President and Chief Executive Officer since 2003 and our Chairman of the Board since 2012. He was our Vice President from 1989 to 2002, our Group Manager, Life Science, from 1997 to 2002 and our Group Manager, Clinical Diagnostics, from 1993 to 1997. We believe Mr. Schwartz’s financial and business expertise gained through over 40 years of service with our Company, including as our President and Chief Executive Officer for over 14 years, give him the qualifications and skills to serve as a director.

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Biographies of Current Directors Not Standing for Re-Election:

LOUIS DRAPEAU

Business Advisor to Life Science Companies

Director Since: 2007

Age: 73

Mr. Drapeau is currently a business advisor to life science companies. From 2011 to February 2016, he was Vice President and Chief Financial Officer of InSite Vision and was Chief Executive Officer of InSite Vision from 2008 to 2010. From 2006 to 2007, he was Senior Vice President and Chief Financial Officer of Nektar Therapeutics. From 2004 to 2005 he was Acting Chief Executive Officer, and from 2002 to 2005 Senior Vice President and Chief Financial Officer, of BioMarin Pharmaceutical. From 1971 to 2002 he was with Arthur Andersen, where he was a Partner from 1983 to 2002 and Managing Partner from 1985 to 1997. He is also a Board member of AmpliPhi Biosciences Corp., and of Avita Medical Ltd. He was a Board member of Inflazyme Pharmaceuticals Ltd. from 2006 to 2008, Bionovo, Inc. from 2007 to 2012 and Intermune, Inc. from 2007 to 2014. We believe that Mr. Drapeau’s financial and business expertise gained through his many years as a certified public accountant, executive and director of various public companies give him the qualifications and skills to serve as a director.

ROBERT M. MALCHIONE

Independent Strategic Advisor

Director Since: 2014

Age: 59

Mr. Malchione is currently an independent strategic advisor. From 2000 to 2011 he held multiple positions at Avery Dennison Corporation, the last of which was Senior Vice President, Corporate Strategy and Technology. From 1983 to 2000, he held multiple positions at Boston Consulting Group, the last of which was Officer, Director and Partner. We believe that Mr. Malchione’s strategic and operational expertise gained through his many years working with large, global organizations give him the qualifications and skills to serve as a director.

JOEL McCOMB

Founder and Chief Executive Officer of BioSpyder Technologies

Director Since: 2014

Age: 52

Mr. McComb has founded three technology companies in the life science and diagnostics markets since mid-2010, including BioSpyder Technologies, of which he is currently Chief Executive Officer. In 2010 he was Chief Operating Officer of Synthetic Genomics Inc., and from 2008 to 2010, he was Senior Vice President and General Manager of Illumina, Inc.’s Life Science Business Unit. From 2004 through 2008 he worked at General Electric, serving as President, GE Healthcare Life Sciences-Discovery Systems, and later as President, GE Healthcare, Interventional Medicine. From 2001 through 2004 he was President and Chief Executive Officer of Innovadyne Technologies, Inc. Prior to this, he held a series of executive, product development, business and sales positions at Beckman Coulter, Inc. We believe that Mr. McComb’s broad experience for over 25 years in the life science and diagnostics business gives him the qualifications and skills to serve as a director.

DEBORAH J. NEFF

Chief Executive Officer of Evanescent Diagnostic Systems

Director Since: 2011

Age: 64

Ms. Neff is currently the Chief Executive Officer of Evanescent Diagnostics Systems, a company focused on clinical and forensic toxicology. During 2016, she provided management/business advisor services to several life science companies. From 2014 to January 2016, she was Chief Operating Officer at Complete Genomics Inc., a life science company in genome sequencing. In 2013 she was an executive advisor in the health care industry. From 2006 to 2012, she was President and Chief Executive Officer of Pathwork Diagnostics, Inc. From 2003 to 2006, she was the Chief Executive Officer of Predicant Biosciences. From 1988 to 2003, she served in various positions at BD Biosciences, a major business unit of Becton Dickinson, including as worldwide President from 1995 to 2003. We believe that Ms. Neff’s management experience in the healthcare and life sciences industries for over 25 years gives her the qualifications and skills to serve as a director.

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Director Compensation

Our Board of Directors compensation is established by the Chairman of the Board.

Employee Directors receive no additional compensation for Board service. During 2016, non-employee Directors who did not serve on the Audit Committee received a cash payment of $7,083 per month, non-employee Directors who served on the Audit Committee received a cash payment of $7,917 per month, and the Audit Committee Chairman received $8,750 per month. If the full Board of Directors meets (either in person or by telephone) more than 16 times per year, non-employee Directors receive an additional cash payment of $100 per meeting for each meeting in excess of 16. We pay no other types of meeting fees or committee service retainers to Board members. We also reimburse Board members for travel expenses relating to Board meetings. Our Directors received no benefits in fiscal 2016 under defined pension or defined contribution plans. We did not award equity to non-employee Directors during 2016, and none of our non-employee Directors held any equity awards as of December 31, 2016.

The following table provides information about Director compensation during 2016 for those Directors who are not named executive officers.

	Fees Earned or
	Paid in Cash	Total
Name	($)	($)
Louis Drapeau	105,000	105,000
Robert M. Malchione	95,000	95,000
Joel McComb	85,000	85,000
Deborah J. Neff	95,004	95,004
Alice N. Schwartz	84,996	84,996

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Information About the Board of Directors and Corporate Governance

CONTROLLED COMPANY

Because the Schwartz family holds more than 50% of our Voting Power and the votes necessary to elect a majority of our Board of Directors through its ownership of our Class B Common Stock, we are a “controlled company” for purposes of the New York Stock Exchange listing standards.

INDEPENDENT DIRECTORS

Of our current directors, Louis Drapeau, Joel McComb, Deborah J. Neff and Robert M. Malchione are “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the New York Stock Exchange Listed Company Manual. In addition, the following nominees for director are “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the New York State Exchange Listed Company Manual: Jeffrey L. Edwards, Gregory K. Hinckley, Melinda Litherland and Arnold A Pinkston.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has an Audit Committee and a Compensation Committee. Because we are a “controlled company,” as explained above, our Board of Directors has no nominating committee or other committees performing similar functions. Our Board of Directors also may from time to time appoint other special committees formed for a particular purpose.

	Audit	Compensation
Current Director	Committee	Committee
Louis Drapeau	*
Robert M. Malchione
Deborah J. Neff		*
*Chair

     AUDIT COMMITTEE

During 2016 our Audit Committee was composed of Louis Drapeau, Deborah J. Neff and Robert M. Malchione. All three current Audit Committee members are “independent” directors as stated above, and each is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Our Board of Directors has determined that Mr. Drapeau is a financial expert.

Our Board of Directors adopted a new Audit Committee Charter on March 11, 2004 and amended it on July 22, 2009, March 28, 2012, March 19, 2014 and February 17, 2016, a copy of which is available at the Corporate Governance section of our Web site, www.bio-rad.com. As set forth in the Audit Committee Charter, the purpose of our Audit Committee is to assist our Board of Directors with its oversight responsibilities regarding: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditor’s qualifications and independence; and (iv) the performance of our internal audit function and independent auditor.

Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor we engage, including resolution of any disagreements between our management and the independent auditor regarding financial reporting, and is responsible for reviewing and evaluating our accounting policies and system of internal accounting controls. In addition, our Audit Committee reviews the scope of our independent auditor’s audit of our financial statements, reviews and discusses our audited financial statements with management, prepares the annual Audit Committee reports that are included in our proxy statements and annually reviews the Audit Committee’s performance and the Audit Committee Charter, among other responsibilities. Our Audit Committee has the authority to obtain advice and assistance from, and receive

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appropriate funding from us for, any independent counsel, experts or advisors that the Audit Committee believes to be necessary or appropriate in order to enable it to carry out its duties. Our Audit Committee Charter and Corporate Governance Guidelines provide that the members of the Audit Committee may not serve on the audit committees of the boards of directors of more than two other companies at the same time as they are serving on our Audit Committee unless our Board of Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on our Audit Committee. Our Audit Committee met 10 times in 2016. A more complete discussion is provided in the “Report of the Audit Committee of the Board of Directors” of this proxy statement.

     COMPENSATION COMMITTEE

In 2016 our Compensation Committee was composed of Louis Drapeau and Deborah J. Neff. The Compensation Committee met five times in 2016 to make determinations regarding compensation for the senior management team. Mr. Drapeau and Ms. Neff are both “independent” directors, as stated above, and meet the definitions of an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Our Board of Directors adopted a Compensation Committee charter on July 24, 2013 and amended it on March 23, 2016. The Compensation Committee has overall responsibility for evaluating and approving certain elements of the compensation of our executives. A discussion of the Compensation Committee’s duties and functions is provided in the “Compensation Discussion and Analysis” section of this proxy statement.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee was at any time during 2016 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had an executive officer who served as a member of our Board of Directors or Compensation Committee during 2016.

     NOMINATING COMMITTEE FUNCTIONS

Our Board of Directors does not have a standing nominating committee or a committee performing similar functions. Because we are a “controlled company” as stated above, we are not required to have a standing nominating committee comprised solely of independent directors. Our Board of Directors believes that it is appropriate for us not to have a standing nominating committee because we are controlled by the Schwartz family. Notwithstanding this, each member of our Board of Directors participates in the consideration of director nominees. Joel McComb, Louis Drapeau, Deborah J. Neff and Robert M. Malchione are all “independent” directors, as stated above; Alice N. Schwartz and Norman Schwartz are not.

Our Board of Directors has not adopted a charter governing the director nomination process. However, it is the policy of our Board of Directors to consider stockholder nominations for candidates for membership on our Board of Directors that are properly submitted as set forth below under the caption “Communications with the Board of Directors” and the section titled “Stockholder Proposals.” The stockholder must submit a detailed resume of the candidate together with a written explanation of the reasons why the stockholder believes that the candidate is qualified to serve on our Board of Directors. In addition, the stockholder must include the written consent of the candidate, provide any additional information about the candidate that is required to be included in a proxy statement pursuant to the rules and regulations of the Securities and Exchange Commission, and must also describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

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DIRECTOR QUALIFICATIONS

The director qualifications our Board of Directors has developed to date focus on what our Board of Directors believes to be those competencies that are essential for effective service on our Board of Directors. Qualifications for Directors include technical, operational and/or economic knowledge of our business and industries; experience in operational, financial and/or administrative management; financial and risk management acumen; and experience in or familiarity with international business, markets and cultures, technological trends and developments, and corporate securities and tax laws. While a candidate may not possess every one of these qualifications, his or her background should reflect many of these qualifications. In addition, a candidate should possess integrity and commitment according to the highest ethical standards; be consistently available and committed to attending meetings; be able to challenge and share ideas in a positive and constructively critical manner; and be responsive to our needs and fit in with other Board members from a business culture perspective.

Our Board of Directors identifies director nominees by first evaluating the current members of our Board of Directors who are willing to continue in service. Current members with qualifications and skills that are consistent with our Board of Directors’ criteria for Board service are re-nominated. As to new candidates, our Board of Directors generally polls its members and members of our management for their recommendations. Our Board of Directors may also review the composition and qualification of the boards of our competitors, and may seek input from industry experts or analysts. Our Board of Directors reviews the qualifications, experience and background of the candidates, and as discussed below, considers diversity in these areas among all the Board members. In making its determinations, our Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Any recommendations properly submitted by stockholders will be processed and are subject to the same criteria as any other candidates.

Each of the nominees included in the enclosed proxy card(s) was recommended for inclusion by all of the members of our Board of Directors.

DIVERSITY

We do not have a formal policy regarding consideration of diversity in selecting the nominees for our Board of Directors; however, we seek to nominate Directors with a variety of complementary skills so that as a group, the Board will possess the appropriate talent, skills and expertise to oversee our businesses. As set forth above, the qualifications we look for in nominees for Directors (both new candidates and current Board members) include technical and operational knowledge of our business and industries; experience in operational, financial and/or risk management; and familiarity with international business, markets and cultures, as well as corporate securities and tax laws. Because not every nominee will possess all of these qualifications, our Board considers diversity in these factors when evaluating each nominee in the context of the Board as a whole.

BOARD LEADERSHIP AND RISK OVERSIGHT

Our Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Our Board of Directors has determined that having Norman Schwartz serve as Chief Executive Officer and Chairman of the Board is in the best interest of the Company’s stockholders at this time. This structure permits Mr. Schwartz to manage our day-to-day operations and the oversight of the Board’s activities efficiently.

Companies face a variety of risks, including credit risk, liquidity risk and operational risk. The Board of Directors believes an effective risk management process will timely identify the material risks that the Company faces, communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board of Directors or the relevant Board committee, implement appropriate and responsive risk management strategies consistent with the Company’s risk profile and integrate risk management into the Company’s decision-making. Our entire Board of Directors oversees general risk management of the Company and continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company. The Board of Directors also encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. In addition, our Audit Committee assists our Board of Directors with oversight of the Company’s financial statements and compliance with legal and regulatory requirements. We believe that the leadership structure of our Board of Directors supports effective oversight of the Company’s risk management.

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BOARD AND STOCKHOLDER MEETING ATTENDANCE

During 2016, our Board of Directors held a total of 13 meetings (including regularly scheduled and special meetings), and no director attended fewer than 75% of such meetings and meetings of any committee on which such director served. Every member of our Board of Directors that is standing for re-election is expected to attend our annual meeting of stockholders in person, absent extraordinary circumstances such as a personal emergency. All of our directors who were serving at the time of our annual meeting of stockholders last year attended the annual meeting in person.

TRANSACTIONS WITH RELATED PERSONS

We maintain various policies and procedures relating to the review, approval, or ratification of transactions in which we are a participant and in which any of our directors, executive officers, greater than 5% stockholders or their family members have a direct or indirect material interest. Our Management Guidelines provide that any transaction proposed, initiated or approved by our employees that poses an actual or potential conflict of interest requires the prior written approval of our Chief Executive Officer. In addition, our Board or certain executive officers, depending on the dollar value of the transaction, review and approve all material transactions through the expenditure approval procedures set forth in the Management Guidelines. Our Code of Business Ethics and Conduct, which applies to all of our directors, officers, employees, and in some cases, their family members, prohibits arrangements, agreements and acts which are, or may give the impression of being, conflicts of interest with us. In addition, each quarter we require our regional sales managers and financial officers to sign and send a written representation letter to the corporate financial reporting group wherein they are asked to disclose any related party transactions of which they are aware. Also, each year we require our directors and executive officers to complete a questionnaire which, among other things, identifies transactions or potential transactions with us in which a director or an executive officer or one of their family members or associate entities has an interest. We also have a disclosure committee that meets quarterly to discuss, among other matters, potential conflicts of interest.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Individuals, including stockholders, may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-management directors or independent directors as a group, by writing to Attention: Corporate Secretary, Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California 94547.

The Corporate Secretary will promptly forward all such communications to the Chairman of the Board. Louis Drapeau presides over the meetings of our current independent directors as a group.

CORPORATE GOVERNANCE DOCUMENTS

Our commitment to good corporate governance is embodied in our Corporate Governance Guidelines. The Corporate Governance Guidelines set forth the Board’s processes and procedures to assist it in the exercise of its responsibilities and to serve the interests of the Company and its stockholders.

Our Corporate Governance Guidelines, along with our Code of Business Ethics and Conduct and Audit Committee Charter, are available at the Corporate Governance section of our Web site, www.bio-rad.com. Stockholders may also obtain a printed copy of these documents without charge by writing to the Corporate Secretary at the address indicated above.

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Item 2. Ratification of Selection of Independent Auditors

The Board of Directors recommends that you vote FOR ratification of KPMG LLP to serve as our independent auditors for the fiscal year ending December 31, 2017.

Our Board of Directors has selected KPMG LLP, independent registered public accountants, to serve as our auditors for the fiscal year ending December 31, 2017. A representative of KPMG LLP is expected to be present at the Annual Meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

Although we are not required to do so, we wish to provide our stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly we are submitting a proposal to ratify the selection of KPMG LLP. If our stockholders should fail to ratify this proposal, our Board of Directors will consider the selection of another auditing firm.

Report of the Audit Committee of the Board of Directors

Our Audit Committee was established in 1992, and our Board of Directors adopted its Audit Committee charter on June 7, 2000. Our Board of Directors adopted a new Audit Committee Charter on March 11, 2004 and amended it on July 22, 2009, March 28, 2012, March 19, 2014 and February 17, 2016, a copy of which is available at the Corporate Governance section of our Web site, www.bio-rad.com. During fiscal year 2016, the Audit Committee was comprised of Louis Drapeau, Robert M. Malchione and Deborah J. Neff, all of whom were “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the New York Stock Exchange (“NYSE”) Listed Company Manual. Mr. Drapeau joined the Audit Committee on February 14, 2007. Ms. Neff joined the Audit Committee on April 24, 2013. Mr. Malchione joined the Audit Committee on April 22, 2014.

Our management is responsible for our internal controls and our financial reporting process. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted accounting practices, attesting to the effectiveness of the Company’s internal control over financial reporting and issuing reports thereon. Our Audit Committee’s responsibility is to monitor and oversee these processes. The following is our Audit Committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2016.

Our Audit Committee has:

•	reviewed and discussed our audited financial statements with management;

•	reviewed and discussed our assessment of internal control over financial reporting with management;

•	discussed with KPMG LLP, our independent auditors, the matters required to be discussed by Auditing Standards No. 1301, “Communications with Audit Committees” issued by the Public Accounting Oversight Board; and

•	received the written disclosures and the letter from KPMG LLP, our independent auditors, required by applicable requirements of the Public Accounting Oversight Board regarding our independent auditors’ communications with the Audit Committee concerning independence, and has discussed with our independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.

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Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees: Set forth below are the aggregate fees billed for professional services rendered for the fiscal years ended December 31, 2016 and 2015 by KPMG LLP.

	2016	2015
Audit Fees(1)	$ 7,902,000	$ 7,835,000
Audit-Related Fees(2)	11,000	16,000
Tax Fees(3)	74,000	0
All Other Fees(4)	1,695,000	981,000
(1)	Audit Fees included aggregate fees for professional services performed in connection with the audit of our annual consolidated financial statements and internal controls, the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q, and the attestation services for the statutory audits of international subsidiaries.
(2)	Audit-Related Fees included aggregate fees for services rendered during the fiscal year for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees included aggregate fees for professional services performed in connection with tax planning and tax compliance.
(4)	All Other Fees included fees for services in connection with the enterprise resource planning platform.

The Audit Committee pre-approves each and every service performed by our independent auditors, including the services described in each of the four subcategories above.

Our Audit Committee has considered whether the provision of services described above under the caption “Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees” is compatible with maintaining our independent auditors’ independence, and has determined that the provision of such service to us does not compromise the independent auditor’s independence.

THE AUDIT COMMITTEE

Louis Drapeau

Robert M. Malchione

Deborah J. Neff

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

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Item 3. Approval of the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan

The Board of Directors recommends that you vote FOR the approval of the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan.

On February 15, 2017, the Board approved the adoption of the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan in the form attached to this proxy statement as Annex A (the “Equity Plan”). The Equity Plan will be effective as of adoption by the Board, subject to stockholder approval.

THIS PROPOSAL IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TERMS AND CONDITIONS OF THE EQUITY PLAN, WHICH IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.

Overview

Purpose of Equity Plan

The principal purpose of the Equity Plan is to provide incentives to our employees in the form of options, restricted stock units and other equity awards to stimulate their personal and active interest in our financial success, and induce them to remain in our service. The material terms of the Equity Plan approved by the Board are described below.

Increase in Share Limits and Effects on Prior Plan

Our Company currently sponsors the 2007 Incentive Award Plan of Bio-Rad Laboratories, Inc., as amended from time to time (the “Prior Plan”). As of February 15, 2017, there were (a) 449,570 shares subject to outstanding options, (b) 441,617 shares subject to outstanding RSUs, and (c) 594,714 shares available for future awards, under the Prior Plan. To the extent the shareholders approve this Proposal 3, no new awards will be granted under the Prior Plan. If, however, the shareholders do not approve this Proposal 3, the Equity Plan will not become effective and the Prior Plan will remain in effect in accordance with its present terms.

The implementation of the Equity Plan in lieu of the Prior Plan on a going forward basis was approved by the Board to enable us to continue to offer long-term incentives to our employees to ensure their interests remain aligned with the interests of our stockholders. The implementation of the Equity Plan will increase the total number of shares of common stock authorized for issuance as of the effective date under all of our equity plans by 1,405,000 shares to 1,999,714 shares, plus any shares which are subject to awards under the Prior Plan that, on or after the effective date, terminate, expire or lapse.

In its determination to approve the Equity Plan, the Board considered the following:

•	In 2016, 2015 and 2014, we granted equity awards representing a total of approximately 238,025, 217,610 and 199,695 shares, respectively. This level of equity awards represents a three-year average burn rate of .74% of fully diluted weighted-average common shares outstanding during the period.

•	If we do not increase the shares available for issuance under our equity plans, then based on historical usage rates of shares under our equity plans, we would expect to exhaust the share limit under the Prior Plan by the end of fiscal year 2018, at which time we would lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent.

•	Based on historical usage, we estimate that the shares reserved for issuance under the Equity Plan would be sufficient for approximately 6 to 7 years of awards, assuming we continue to grant awards consistent with our historical usage and current practices, as reflected in our three-year average burn rate, and noting that future circumstances may require us to change our current equity grant practices.

•	In 2016, 2015 and 2014, our end of year overhang rate, calculated by dividing (i) the number of shares subject to equity awards outstanding at the end of the fiscal year plus the number of shares remaining available for issuance under our Prior Plan, by (ii) the number of our shares outstanding at the end of the fiscal year, was 5.02%, 5.45%, and 5.91%, respectively. If approved, the issuance of the additional shares to be reserved under the Equity Plan would dilute the holdings of shareholders by an additional 4.12% on a fully diluted basis, based on the number of shares of our Common Stock outstanding as of February 15, 2017. If the Equity Plan is approved, we expect our overhang at the end of 2017 will be approximately 9%.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain the services of employees in the competitive labor markets in which we compete, the Board has determined that the size of the share reserve under the Equity Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

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Continuing Implementation of Governance Best Practices

The following terms were included in the Equity Plan based on the Board’s ongoing efforts to incorporate evolving best practices into our executive compensation program, as well as the recommendations of management:

•	Conservative share counting, consistent with our ordinary course practices;

•	Awards granted under the Equity Plan will vest no earlier than the first anniversary of the date the award is granted (subject to certain limited exceptions);

•	Requirement that all awards are subject to any Company clawback policy, consistent with the terms and conditions of the agreements signed by awardees;

•	Prohibition on dividend and dividend equivalents being paid on unvested awards; and

•	Prohibition on repricing options or SARs without stockholder approval.

Overview of the Equity Plan

The principal terms and conditions of the Equity Plan are summarized below.

Authorized Shares

Under the Equity Plan, an aggregate of 1,405,000 shares plus any of the 594,714 shares which as of the effective date are available for issuance under the Prior Plan plus any shares which are subject to awards under the Prior Plan that, on or after the effective date, terminate, expire or lapse (collectively, the “Share Limit”) will initially be reserved for issuance and may be issued or transferred pursuant to awards under the Equity Plan. The shares covered by the Equity Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market. As of February 15, 2017, the closing price of a share of Class A Common Stock on the NYSE was $192.21.

Share Counting Provisions

To the extent that an award under the Equity Plan is forfeited, expires, or the award is settled for cash (in whole or in part), any shares subject to the award at such time will be available for future grants under the Equity Plan.

The following shares may not be added back to the number of shares available for issuance under the Equity Plan: (a) shares tendered to pay the exercise price of a stock option; (b) shares withheld for payment of taxes for an award; (c) shares subject to SARs that are not issued in connection with stock settlement; and (d) shares purchased on the open market with cash proceeds from the exercise of stock options. Any shares repurchased by us at the same price paid by the participant so that such shares are returned to us will again be available for future awards. Further, the following will not be counted against the shares available for issuance under the Equity Plan: (i) the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the Equity Plan and (ii) to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of our subsidiaries, except as may be required by reason of Section 422 of the Code.

Plan Administration and Grant Making Process

Our Board will generally administer the Equity Plan. The Equity Plan provides that, subject to certain limitations, the Board may from time to time delegate its authority to grant awards to a committee consisting of one or more members of the Board or one or more of our officers. Subject to the terms and conditions of the Equity Plan, the administrator will have the authority to select the persons to whom awards are to be made, to determine the type of awards to be granted and the number of shares to be subject to awards and the terms and conditions of awards, to determine when awards can be settled in cash, shares, other awards or whether to cancel, forfeit or surrender awards, to prescribe the form of award agreement, to accelerate vesting or lapse restrictions and to make all other determinations and to take all other actions necessary or advisable for the administration of the Equity Plan. The administrator will also be authorized to adopt, amend or rescind rules relating to the administration of the Equity Plan.

Award Eligibility

The Equity Plan provides that awards may be granted to employees of the Company and our subsidiaries. The administrator determines which of such employees will be granted awards and no person is entitled to participate in the Equity Plan as a matter of right. Currently, we have 9 executive officers, and approximately 8,250 employees other than executive officers eligible to participate in the Equity Plan.

Award Types

The Equity Plan provides that the administrator may grant or issue stock options, SARs, restricted stock, restricted stock units, dividend equivalents and other stock or cash based awards, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award, including exercise price, vesting schedule, and treatment of awards upon termination of employment, if applicable. Vesting provisions may require certain conditions to be met, such as continued employment or specified performance goals, before a participant may receive the shares underlying an award or before such shares become freely tradeable and nonforfeitable.

Awards may be made subject to our achievement of the level specified by the administrator or the compensation committee for one or more of the following performance goals: (i) gross or net sales or revenues;

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(ii) net income; (iii) pre-tax income; (iv) operating income; (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) earnings per share; (vii) operating margin; (viii) return on equity; (ix) return on invested capital or assets; (x) cost reductions or savings; (xi) expense levels; (xii) working capital; (xiii) economic value; (xiv) funds from operations; (xv) appreciation in the Fair Market Value of Stock; (xvi) total stockholder return; (xvii) implementation or completion of critical projects or initiatives or milestones related to such projects; (xviii) regulatory body approval for commercialization of a product; (xix) segment or product market share; (xx) product development; (xxi) manufacturing and manufacturing capacity; (xxii) acquisitions or sales of assets (including intellectual property) or subsidiaries; (xxiii) in-licensing and out-licensing of intellectual property; (xxiv) customer acquisition, expansion and retention or any combination of the foregoing; and (xxv) earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The administrator may provide that one or more objectively determinable adjustments be made to these performance goals.

Stock Options and Stock Appreciation Rights

Stock options are rights to purchase shares at a specified exercise price. Stock options will be either nonqualified stock options (“NQSOs”) or incentive stock options (“ISOs”). SARs are awards entitling the awardee to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such award from the fair market value on the date of exercise of such award by the number of shares with respect to which such award shall have been exercised. SARs may be settled in cash or shares, or in a combination of both, at the election of the administrator.

The exercise price per share subject to each stock option and SAR may not be less than fair market value on the date of grant (other than certain substitute options and SARs granted in connection with a corporate transaction) or, in the case of ISOs granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of the Company’s capital stock, 110% of the fair market value of a share on the date of grant. Options and SARs will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with the Company or one of its subsidiaries and/or subject to the satisfaction of corporate performance targets and individual performance targets. The Equity Plan provides that options and SARs may be granted for any term specified by the administrator that does not exceed ten (10) years or, in the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of the Company’s capital stock, five (5) years.

Restricted Stock

Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred or pledged until certain restrictions or other requirements have expired or been removed. Restricted stock will be granted to any eligible individual selected by the administrator and will be made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, will be forfeited for no consideration or repurchased by the Company at the original purchase price or such other amount as may be specified in the award agreement if the conditions or restrictions on vesting are not met. The Equity Plan provides that restricted stock generally may not be sold or otherwise transferred until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, will have voting rights and the right to receive dividends, if any, prior to the time when the restrictions lapse; however, in the sole discretion of the administrator, any dividends will not be released until the restricted stock vests and restrictions are removed or expire. Further, except in connection with a spin-off or other similar event or as otherwise permitted by the Equity Plan, dividends that are paid prior to vesting of restricted stock shall only be paid to the extent that vesting conditions are subsequently satisfied and the restricted stock vests.

Restricted Stock Units

Restricted stock units (“RSUs”) represent the right to receive, at a specified time or times, a number of shares of our common stock or a cash payment equal to the fair market value of a specified number of shares of our common stock. Restricted stock units will be awarded to any eligible individual selected by the administrator, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. The administrator may impose restrictions on an awardee’s ability to sell, assign, transfer or pledge the shares underlying RSUs. At the time of grant, the administrator will specify the maturity date for each grant of restricted stock units, which will be no earlier than the vesting date of the award. On the maturity date, the shares underlying the restricted stock units or, in the sole discretion of the administrator, an equivalent amount of cash or a combination of cash and shares, will be transferred to the awardee. Unlike restricted stock, recipients of restricted stock units generally will have no voting or dividend rights prior to the maturity date.

Dividend Equivalents

Dividend equivalents may be granted by the administrator, either alone or in tandem with another award, based on dividends declared on the shares, to be credited as of dividend payment dates during the period between the date the dividend equivalents are granted to an awardee and the date such dividend equivalents terminate or expire, as determined by the administrator. The Equity Plan provides that dividend equivalents may be settled in cash or shares and at such times as determined by the administrator. Dividend equivalents with respect to any award that are based on dividends paid prior to the vesting of such award will only be paid to the awardee to the extent that the vesting conditions are satisfied and the award vests. No dividend equivalents will be payable with respect to options or SARs.

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Other Stock or Cash Based Awards

The administrator may also grant other stock or cash based awards, including awards entitling an awardee to receive shares or cash to be delivered immediately or in the future, to any eligible individual, including, without limitation, cash payments, cash bonus awards, stock payments, stock bonus awards, performance awards, incentive awards, deferred stock, and deferred stock units. Subject to the terms of the Equity Plan, the administrator will determine the terms and conditions of each such award, including the term of the award, any exercise or purchase price, performance goals, transfer restrictions, vesting conditions and other terms and conditions. Other cash or stock based awards may be paid in cash, shares or a combination of cash and shares, as determined by the administrator, and may be available as a form of payment in the settlement of other awards granted under the Equity Plan, as stand-alone payments, as part of a bonus, deferred bonus, deferred compensation or other arrangement and/or as payment in lieu of compensation to which an eligible individual is otherwise entitled. Except in connection with a spin-off or other similar event or as otherwise permitted by the Equity Plan, dividends that are paid prior to vesting of a stock or cash based award shall only be paid to the extent that the vesting conditions are subsequently satisfied and the other stock or cash based award vests.

Annual Award Limits

Awards under the Equity Plan will be subject to the following annual limits:

•	the maximum number of shares with respect to one or more awards that may be granted to any one person during any calendar year shall be 225,000; and

•	the maximum aggregate amount that may be paid in cash to any one person in any calendar year with respect to one or more awards payable in cash shall be $8,000,000.

Minimum Vesting Period

The administrator generally has authority to determine the terms and conditions of vesting of awards under the Equity Plan. However, awards granted under the Equity Plan will vest no earlier than the first anniversary of the date the award is granted and no award agreement shall be permitted to reduce or eliminate this requirement; provided, that the administrator may provide that such minimum vesting restrictions may lapse or be waived upon the holder’s termination of service and/or in connection with a change in control and awards that result in the issuance of an aggregate of up to 5% of the Share Limit may be granted to any one or more eligible individuals without respect to this minimum vesting provision.

Effects of Change in Control

In the event of a change in control, the administrator will cause any and all awards outstanding under the Equity Plan to vest and become exercisable and all forfeiture restrictions on any or all of such awards to lapse. Furthermore, upon, or in anticipation of, a change in control, the administrator may cause any and all awards outstanding under the Equity Plan to terminate at a specific time in the future and shall give each awardee the right to exercise such awards during a period of time as the administrator, in its sole and absolute discretion, shall determine.

Prohibition on Repricing Without Stockholder Approval

We may not, without the approval of our stockholders, (a) authorize the amendment of any outstanding option or SAR to reduce its price per share, or (b) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares.

Awards Subject to Clawback

Under the Equity Plan, all awards (including any proceeds, gains or other economic benefit actually or constructively received by an awardee upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying any award and any payments of a portion of an incentive-based bonus pool allocated to an awardee) shall be subject to forfeiture and/or repayment to the Company to the extent and in the manner required (a) to comply with any requirements imposed under applicable laws and/or the rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, including, without limitation, pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and (b) under the terms of any policy, guideline or Board committee charter adopted for reasons related to fraud, governance or similar considerations whether or not such policy or guideline was in place at the time of grant of an award.

Miscellaneous Provisions

Adjustment Upon Certain Events

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution of the Company’s assets to stockholders (other than normal cash dividends) or any other corporate event affecting the shares or the share price other than an equity restructuring that would require adjustments to the Equity Plan or any awards under the Equity Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator may make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Equity Plan; (b) the maximum aggregate number of shares that may be granted to any one person during any calendar year; (c) the number and kind of shares (or other securities and property) subject to outstanding awards; (d) the terms and conditions of outstanding awards; and (e) the grant or exercise price per share for any outstanding awards.

In addition, in the event of any event described above or any unusual or nonrecurring transactions or events affecting the Company or any of its subsidiaries, or the financial statements of the Company or any of its subsidiaries, or of changes in applicable

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law or applicable accounting standards, the administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, is authorized to provide for the termination, assumption or substitution of an award, to make adjustments in the shares and/or in the terms and conditions of the shares subject to an award, to provide for the early vesting of an award, to replace an award with other rights or property or to provide that an award cannot vest or become payable after such event.

In connection with the occurrence of any equity restructuring that would require adjustments to the Equity Plan or any awards under the Equity Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator shall make equitable adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, as well as certain other equitable adjustments as the administrator deems appropriate, in its sole discretion.

In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares or the share price, for reasons of administrative convenience, the administrator, in its sole discretion, may refuse to permit the exercise of any award during a period of up to 30 days prior to the consummation of such transaction.

Transferability of Awards

Except by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the administrator or as otherwise provided by the administrator, no award granted under the Equity Plan may be assigned, transferred or otherwise disposed of by the participant, unless and until the award has been exercised or the shares underlying the award have been issued, and all restrictions applicable to the shares have lapsed.

Rights as a Stockholder

An awardee will not have any rights as a stockholder as to the shares covered by an award until the awardee becomes the record owner of such shares.

At-Will Service

Nothing in the Equity Plan or in any award agreement will give any awardee under the Equity Plan any right to continue in the employ of our Company or any of our subsidiaries or will interfere with or restrict in any way the rights of any such entity to discharge any awardee at any time.

Data Privacy

The Equity Plan provides that as a condition of receipt of any award, each awardee explicitly consents to the collection, use and transfer, in electronic or other form, of personal data by and among, as applicable, the Company and our subsidiaries, including any requisite transfer of such data as may be required to a broker or other third party with whom the Company or any of our subsidiaries or the awardee may elect to deposit any shares, to implement, administer and manage the awardee’s participation in the Equity Plan. The Company may also make the data available to public authorities where required under locally applicable law.

Tax Withholding

We may deduct or withhold, or require the participant to remit to the Company, an amount sufficient to satisfy applicable withholding tax obligations with respect to any taxable event concerning the participant arising as a result of the Equity Plan or any award. The administrator may in its discretion and in satisfaction of the foregoing requirement allow the participant to satisfy such obligations by means of cash or check, shares, broker-assisted cashless exercise or any other form of legal consideration acceptable to the administrator. The administrator may allow the participant to elect to have the Company withhold shares otherwise issuable under any award (or allow the surrender of shares). The number of shares which may be withheld (or surrendered) shall be no greater than the number of shares having a fair market value on the date of withholding equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in the participant’s applicable jurisdictions for federal, state, local and foreign income and payroll taxes (or such other rate as may be required to avoid adverse accounting consequences).

Amendment and Termination

The Equity Plan may be amended, modified or terminated by the Board at any time and from time to time; provided that, no amendment, suspension or termination of the Equity Plan shall, without the consent of the awardee, materially and adversely affect any rights or obligations under any award theretofore granted or awarded, unless the award itself otherwise expressly so provides or such action is to comply with the requirements of any applicable claw-back policy or Code Section 409A.

Notwithstanding the foregoing, the Equity Plan requires the Company to obtain stockholder approval within twelve (12) months before or after any of the following actions (other than in connection with certain corporate events, as described above):

•	Increase in the limits imposed on the maximum number of shares available under the Equity Plan;

•	Reduction in the price per share of any outstanding option or SAR granted under the Equity Plan; or

•	Cancellation of any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of a share.

In addition, subject to applicable law and as set forth above, the administrator may amend, modify or terminate any outstanding award, including substituting therefor another award of the same or a different type, changing the date of exercise or settlement, and converting an ISO to an NQSO. The awardee’s consent to such action will be required unless (a) the administrator determines that the action, taking into account any related action, would not materially and adversely affect the awardee, or (b) the change is otherwise permitted under the Equity Plan.

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Expiration Date

The Equity Plan will expire on, and no award will be granted pursuant to the Equity Plan after February 15, 2027. Any award that will be outstanding on the expiration date of the Equity Plan will remain in force according to the terms of the Equity Plan and the applicable award agreement.

Federal Income Tax Consequences

This discussion regarding federal tax consequences is intended for the general information of our stockholders, not Equity Plan participants. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Code Section 162(m)

Under Code Section 162(m), income tax deductions of publicly-traded companies may be limited to the extent total compensation (including, without limitation, base salary, annual bonus, restricted stock unit settlement and nonqualified benefits) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Code Section 280G) in any one year. The Code Section 162(m) deduction limit does not apply to qualified “performance-based” compensation that is established by an independent compensation committee and conforms to certain restrictive conditions stated under the Code and related regulations. The Equity Plan has been structured with the intent that awards granted thereunder may meet the requirements for “performance-based” compensation and Section 162(m) of the Code. In particular, stock options and SARs satisfy the performance-based requirement only if the maximum number of shares that can be granted to any particular participant within a specified period is limited under the plan, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Further, restricted stock, restricted stock units and other stock- or cash-based awards under the Equity Plan may qualify as “performance-based” under Section 162(m) of the Code if they vest or become payable based solely upon attainment of pre-established goals based on the performance measures described in the Equity Plan.

We have attempted to structure the Equity Plan in such a manner that the compensation committee can determine the terms and conditions of awards granted thereunder in order to determine whether the remuneration attributable to such awards will be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue and, due to uncertainties in the application of the regulations under Code Section 162(m), there is no guarantee that deductions claimed under Code Section 162(m) will not be challenged or disallowed by the Internal Revenue Service. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from taking a contrary position with respect to the Equity Plan. Furthermore, although our compensation committee believes that deductibility of executive compensation is an important consideration, it reserves the right to approve executive compensation arrangements that are not fully tax deductible if it believes that doing so is in the best interests of our Company or shareholders.

Code Section 409A

Certain awards under the Equity Plan may be considered “nonqualified deferred compensation” subject to Code Section 409A, which imposes additional requirements on the payment of deferred compensation. These requirements generally provide that, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Code Section 409A or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the then-current taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Code Section 409A, the amount will be subject to income tax at regular income tax rates plus a 20 percent penalty, as well as potential premium interest tax.

Federal Tax Treatment of Award Types

•	Nonqualified Stock Options. An awardee of nonqualified stock options does not realize taxable income upon receiving an option, nor are we entitled to any deduction at the time of grant. Upon exercise of a nonqualified stock option, the optionee realizes ordinary income, and we are entitled to a deduction, in an amount equal to the difference between the option’s exercise price and the fair market value of the stock on the date of exercise. An optionee’s basis for the stock for the purpose of determining gain or loss on the subsequent disposition of the shares is the fair market value of the stock on the date of exercise.

•	Incentive Stock Options. There is no taxable income to an awardee of ISOs either at the time of grant or upon exercise; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price is an “‘item of tax preference’” for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to us unless the optionee disposes of the shares within two years after the date of grant or within one year of the date the shares were transferred to the optionee. In that event, the difference between the option exercise price and the fair market value of the shares on the date of the exercise is taxed at ordinary income rates, and we are entitled to a deduction to the extent the employee must recognize ordinary income. An ISO that is exercised more than three months after retirement is taxed as a nonqualified stock option, with the optionee deemed to have received income upon the exercise taxable at ordinary income rates. We are entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

•	Stock Appreciation Rights. An awardee of SARs realizes no taxable income at the time of receipt. Upon exercise, the fair market value of the shares (or cash in lieu of shares) received is taxable as ordinary income. We are entitled to a deduction in the same amount that the awardee realizes as ordinary income.

•	Restricted Stock. Unless an election is made under Section 83(b) of the Code, an awardee of restricted stock does not have taxable income upon receipt of restricted stock and we are not entitled to a deduction upon issuance. However, when the restrictions

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lapse such that the shares are no longer subject to forfeiture or, if applicable, repurchased by us, the recipient realizes ordinary income, and we are entitled to a deduction, in an amount equal to the fair market value of the shares at the date the restrictions lapse, less the purchase price thereof. If an election is made under Section 83(b), the awardee realizes ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price thereof and we are entitled to a deduction in the same amount.

•	Restricted Stock Units. An awardee of RSUs does not realize taxable income until he or she receives stock or cash pursuant to the award, at which time the awardee realizes ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, we are allowed a deduction equal to the compensation taxable to the recipient, subject to Code restrictions.

•	Dividend Equivalents. An awardee of dividend equivalents does not realize taxable income at the time of grant, and we are not entitled to a deduction at that time. When a dividend equivalent is paid, the awardee recognizes ordinary income and we are entitled to a corresponding deduction.

•	Other Stock or Cash Based Award. The tax consequences associated with any other stock and cash based award granted under the Equity Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property received or to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common shares (if any). Other stock or cash based awards under the Equity Plan may include, without limitation, deferred stock and deferred stock units, the federal tax treatment of which is described below.

–	Deferred stock - An awardee of deferred stock generally does not have taxable income upon receipt of deferred stock nor are we entitled to a deduction upon issuance. When the deferred stock vests and is issued to the awardee, the awardee realizes ordinary income and we are entitled to a deduction in an amount equal to the difference between the fair market value of the shares at the date of issuance over the purchase price, if any, for the deferred stock. Deferred stock may be subject to Code Section 409A, and the failure of any award of deferred stock that is subject to Code Section 409A to comply therewith may result in taxable income to the awardee upon the grant or vesting of the award, as well as interest and penalties.

–	Deferred stock units (“DSUs”) - An awardee of DSUs generally does not have taxable income upon receipt of DSUs nor are we entitled to a deduction upon issuance. When the shares underlying the DSUs are issued to the awardee (or payment is made equal to the fair market value of such shares), the awardee generally realizes ordinary income and we are entitled to a deduction in an amount equal to the difference between the fair market value of the shares at the date of issuance (or the amount of payment) over the DSUs. DSUs may be subject to Code Section 409A, and the failure of any award of DSUs to comply therewith may result in taxable income to the awardee upon the grant or vesting of the award, as well as interest and penalties.

Estimate of Benefits; New Plan Benefits

Awards under the Equity Plan are subject to the discretion of the Board and no determination has been made as to the types or amounts of awards that will be granted in the future pursuant to the Equity Plan. It is therefore not possible to determine the future benefits that will be received by participants.

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Item 4. Approval of the First Amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan

The Board of Directors recommends that you vote FOR the approval of the First Amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan.

We are asking our stockholders to approve the First Amendment (the “ESPP Amendment”) to the Company’s 2011 Employee Stock Purchase Plan (the “ESPP”), which amends the ESPP to provide that the total number of shares reserved for issuance under the ESPP is 1,300,000 shares, an increase of 700,000 shares over the current ESPP share reserve. On February 15, 2017, our board of directors approved the ESPP Amendment subject to approval of the ESPP Amendment by our stockholders. If our stockholders do not approve the ESPP Amendment, the ESPP will continue upon its terms in effect prior to the ESPP Amendment.

The purpose of the ESPP, as amended by the First Amendment (the “Amended ESPP”) is to provide employees of the Company and its Designated Subsidiaries and Designated Affiliates with an opportunity to purchase shares of the Class A Common Stock of the Company (the “Shares”). The Amended ESPP includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). The Company intends for the 423 Component to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, the 2011 ESPP authorizes the grant of purchase rights under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code.

Summary of the Amended ESPP

A summary of the principal features of the Amended ESPP is set forth below and qualified by reference to the full text of the ESPP, which is incorporated by reference to Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q filed on August 4, 2011, and the ESPP Amendment, which is attached as Annex B to this proxy statement and is incorporated by reference herein.

Administration

The Amended ESPP will be administered by the Board of Directors (the “Board”), the Compensation Committee or other committee appointed by the Board (the “Committee”), or one or more persons selected by the Board or Committee to administer the Amended ESPP (the “Administrator”). The Administrator has full power to interpret the Amended ESPP in its sole discretion, including the authority to make factual determinations. The decisions of the Administrator shall be conclusive and binding upon all participants.

Eligibility

Any individuals who have been employed by the Company or any Designated Affiliate or Designated Subsidiary for at least six months as of an Offering Date (as defined below) are eligible to participate in the Amended ESPP, subject to administrative rules established by the Administrator. The Administrator may, prior to an Offering Date, determine that an employee will not be eligible unless he or she customarily works for at least 20 hours per week and more than five months in a calendar year as of an Offering Date. However, no employee is eligible for grants of purchase rights under the 423 Component of the Amended ESPP to the extent that, immediately after the grant, (i) that employee would own 5% of either the voting power or the value of all classes of capital stock of the Company, including the Company’s Class A and Class B common stock, and (ii) his or her rights to purchase capital stock under all employee stock purchase plans of the Company accrues at a rate that exceeds $25,000 for each calendar year in which such rights are outstanding and exercisable.

Eligible employees become participants in the Amended ESPP by enrolling and authorizing payroll deductions by the deadline established by the Administrator prior to the relevant Offering Date. Employees of a Designated Affiliate or Designated Subsidiary of the Company may also participate in the Amended ESPP, but they are not eligible to make purchases that qualify under Section 423 of the Code, unless otherwise designated by the Administrator in its discretion. Directors who are not employees are not eligible to participate.

As of February 15, 2017, approximately 3,300 employees of the Company and its Designated Subsidiaries and Designated Affiliates were eligible to participate in the Amended ESPP.

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Limitation on Shares Available

A total of 1,300,000 Shares have been reserved for issuance under the Amended ESPP. Unless terminated earlier by the Board, the Amended ESPP will terminate on the earlier of the date on which all of the Shares available for issuance under the Amended ESPP have been sold and the date on which all purchase rights have been exercised in connection with the dissolution, liquidation or Change in Control of the Company.

Participation in an Offering

Offering Periods and Purchase Periods. The Amended ESPP will be implemented by consecutive offering periods (each, an “Offering Period”), each consisting of a single purchase period beginning each fiscal quarter (each, a “Purchase Period”). The Administrator may alter the duration of the Offering Periods, up to a maximum of 27 months, and the number of Purchase Periods within each Offering Period, without stockholder approval.

Enrollment; Contributions. An eligible employee may participate in the Amended ESPP and thus become a participant (each, a “Participant”) by completing and submitting a participation election to the Company or otherwise completing the procedures for enrollment as established by the Administrator, by the deadline established by the Administrator prior to the first trading day of an Offering Period (the “Offering Date”). A Participant must also elect to make contributions in whole percentages up to a maximum of 10% of his or her eligible compensation to the Amended ESPP at a bi-weekly rate, which will generally be collected through payroll deductions. Such payroll deductions are also subject to the limitations discussed above.

Purchase Rights. Each eligible employee who has enrolled in the Amended ESPP shall be granted a purchase right on each Offering Date of each Offering Period to purchase Shares on the last trading day of that Offering Period (each, a “Purchase Date”). The purchase right expires on the earliest of the last day of the Offering Period, termination of employment, or withdrawal from the Amended ESPP in accordance with the procedures and deadline established by the Administrator. Once a purchase right expires, the Participant will automatically be re-enrolled and granted a new purchase right, unless the Participant has earlier withdrawn from participation in the Amended ESPP in accordance with the procedures established by the Administrator.

Purchase Price; Shares Purchased. The price per share at which Shares are purchased under the Amended ESPP (the “Purchase Price”) shall be established by the Administrator prior to each Offering Period, but may not be less than the lower of (i) 85% of the fair market value of a Share on the Offering Date for the relevant Offering Period or (ii) 85% of the fair market value of a Share on the Purchase Date for the relevant Offering Period. As of February 15, 2017 the fair market value of a Share was $192.21. The fair market value of a Share on any given date is determined by the Board based on the closing price of the Shares on the New York Stock Exchange (“NYSE”) as of such date. The number of whole Shares a Participant purchases on a Purchase Date is determined by dividing the total amount of the Participant’s contributions during the relevant Purchase Period by the Purchase Price. The maximum number of Shares that a Participant may in any event purchase in any Offering Period or calendar year is 1,000 Shares.

Changes in Contribution Rate. A Participant may decrease or increase his or her rate of contributions under the Amended ESPP in any whole percentage up to a maximum of 10% for a subsequent Offering Period by submitting a new election with the Company by the deadline established by the Administrator prior to the start of that Offering Period. The new rate will become effective for the subsequent Offering Period after the new election is submitted and accepted by the Company, and will remain in effect for the entire Offering Period and each subsequent Offering Period thereafter (unless changed again by the Participant or the Participant withdraws from the Amended ESPP in accordance with the procedures established by the Administrator).

Withdrawal. A Participant’s participation in a given Offering Period may be terminated in whole, but not in part, by submitting to the Company a notice of withdrawal from the Amended ESPP by the deadline and in the form and manner established by the Administrator. However, no withdrawal may be elected at any time prior to the end of the then-current Purchase Period.

Termination of Employment. Termination of a Participant’s employment for any reason, including death, immediately terminates any outstanding purchase rights, and he or she shall be deemed to have elected to withdraw from the Amended ESPP. In such event, the contributions credited to the Participant’s account will be returned to such Participant, or in the case of death, to the person or persons entitled to those contributions.

Adjustments for Changes in Capitalization and Similar Events. In the event that the Company’s Common Stock is changed by reason of any changes in capitalization, such as a stock dividend, stock split, spin-off, rights offering or recapitalization, effected without the receipt of consideration from the Company’s stockholders, proportional adjustments shall be made to the maximum number of Shares available for issuance under the Amended ESPP, the maximum number of shares that each Participant may purchase during an Offering Period and the price per Share used to determine the Purchase Price. Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. In addition, in the event of certain mergers, consolidations or acquisitions by another company of all or substantially all of the Company’s assets or outstanding securities, each outstanding purchase right shall be assumed or an equivalent purchase right substituted by the successor company or its parent or subsidiary. If the successor company (or its parent or subsidiary) refuses to assume or substitute the purchase rights, the Offering Period then in progress during which a Participant may purchase Shares will be shortened to a new purchase date specified by the Administrator before the proposed merger, consolidation or acquisition.

Transferability. No purchase rights or accumulated contributions of a Participant under the Amended ESPP may be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way (other than by will, the laws of descent and distribution) and any such attempt shall be without effect and may be treated by the Company as an election to withdraw from the Amended ESPP.

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Amendment and Termination. The Administrator may amend, modify, suspend or terminate the Amended ESPP at any time, subject to applicable law, regulation or stock exchange rule; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary in such a manner and to such a degree as required. In addition, no amendment may change any purchase right granted under the Amended ESPP which adversely affects the rights of any Participant without the consent of the affected Participant.

Certain U.S. Federal Tax Consequences

The following summary briefly describes the material U.S. federal income tax consequences of rights under the Amended ESPP generally applicable to the Company and to Participants subject to U.S. taxation. It is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or non-U.S. laws. Participants in the Amended ESPP should consult their own professional advisors concerning their tax and other legal obligations with respect to their participation in the Amended ESPP.

Amounts deducted from a Participant’s pay under the Amended ESPP are part of the employee’s regular compensation and remain subject to U.S. federal, state and local income and employment withholding taxes. Generally, a Participant will not recognize any additional income at the time he or she elects to participate in the Amended ESPP, or in the case of purchase rights granted under the 423 component of the Amended ESPP, purchases Shares under the Amended ESPP.

423 Component. Rights to purchase Shares granted under the 423 component of the Amended ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an “employee stock purchase plan” under the provisions of Section 423 of the Code, although the Company makes no representation of such status as an “employee stock purchase plan” under Section 423 of the Code or undertaking to maintain such status. Under these provisions, no income will be taxable to a Participant until the Shares purchased under the Amended ESPP are sold or otherwise disposed of, provided that the requisite holding period has been met. Generally, the requisite holding period for favorable U.S. federal income tax treatment upon the sale or other disposition of the Shares purchased under the Amended ESPP is the later of (i) 2 years after the Offering Date and (ii) 1 year after the purchase of the Shares.

When the requisite holding period is met, the Participant will recognize, for U.S. federal tax purposes, ordinary income at the time of disposition of the Shares in an amount equal to the lesser of (i) the excess (or zero if there is no excess) of the fair market value of the Shares on the disposition date over the Purchase Price, and (ii) the excess of the fair market value of the Shares on the Offering Date over the Purchase Price at the grant date. In addition, a Participant generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the disposition of the Shares and the Participant’s basis in the Shares (i.e., the Purchase Price plus the amount taxed as ordinary income).

The Company generally will not be allowed any deduction by reason of the grant of purchase rights or a Participant’s purchase of Shares under the Amended ESPP. However, if a Participant disposes of the Shares purchased pursuant to the Amended ESPP before the requisite holding period has been met, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the Participant. If a Participant disposes of Shares purchased under the Amended ESPP after the requisite holding period has been met, the Company will not receive any deduction for federal income tax purposes with respect to the Shares.

Non-423 Component. If the purchase right is granted under the non-423 component of the Amended ESPP, then the amount equal to the difference between the fair market value of the Shares on the Purchase Date and the Purchase Price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the Participant’s basis in the Shares, and any additional gain or resulting loss recognized on the disposition of the Shares after such basis adjustment will be a capital gain or loss.

The Company will generally be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the Participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations.

New Plan Benefits

Benefits under the Amended ESPP will depend on the employees’ enrollment and contribution elections, and the fair market value of the Shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by Participants in the Amended ESPP if approved by stockholders.

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Awards Issued Under the ESPP

The following table shows the number of shares of our Common Stock issued to our named executive officers and non-employee directors under the ESPP from its inception through February 15, 2017:

Name	Shares Issued	Weighted Average Exercise Price
Named Executive Officers:
Norman Schwartz	$—	$—
Christine A. Tsingos	—	—
John Goetz	1,027	100.94
Michael Crowley	—	—
John Hertia	—	—
All current executive officers as a group (9 persons)	2,313	100.95
All current directors who are not executive officers as a group:	—	—
Current director nominees:
Jeffrey L. Edwards	—	—
Gregory K. Hinckley	—	—
Melinda Litherland	—	—
Arnold A. Pinkston	—	—
Alice N. Schwartz	—	—
Each associate of any such directors, executive officers or nominees	—	—
Each other person who received or are to receive 5% of such options or rights	—	—
All non-executive officer employees as a group	501,561	102.63

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Item 5. Advisory (Non-Binding) Vote to Approve Executive Compensation

The Board of Directors recommends that you vote FOR the approval of the Advisory Resolution to approve executive compensation.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which we refer to as the Dodd-Frank Act, provides our stockholders with an opportunity to vote on a proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in the Compensation Discussion and Analysis section and the related executive compensation tables. Accordingly, we are asking stockholders to approve, on an advisory (non-binding) basis, the following advisory resolution (the “Advisory Resolution”) at our annual meeting of stockholders:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Annual Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Compensation Tables, and the other related tables and disclosure, is hereby APPROVED.”

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in achieving the Company’s goals of attracting, retaining and motivating our executives, rewarding individual and Company performance and aligning the executives’ long-term interests with those of the stockholders.

We encourage stockholders to read the Compensation Discussion and Analysis beginning on page 36 of this proxy statement, as well as the Compensation Tables and related narrative, appearing on pages 41 through 45, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.

This “say-on-pay” vote is a non-binding advisory vote. The approval or disapproval of this proposal by stockholders will not require the Board of Directors or the Compensation Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and on whether, and if so, how, to address stockholder disapproval of this proposal remains with the Board of Directors and the Compensation Committee.

Unless the Board of Directors modifies its determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2020 annual meeting of stockholders.

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Item 6. Advisory (Non-Binding) Vote on the Frequency of Holding Future Advisory Votes to Approve Executive Compensation Every 1, 2 or 3 Years

The Board of Directors recommends that you vote for conducting future advisory votes to approve executive compensation EVERY THREE YEARS.

The Dodd-Frank Act also provides our stockholders with an opportunity to vote on a proposal, on an advisory (non-binding) basis, regarding how frequently we should seek an advisory vote to approve the compensation of our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, such as Item 5 above. In this Item 6, we are asking stockholders to vote on whether future advisory votes on executive compensation (similar to Item 5) should occur every year, every two years or every three years. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board.

The Board understands that there are different views as to what is an appropriate frequency for advisory votes on executive compensation. After careful consideration of this proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every THREE YEARS is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for a three-year interval for the advisory vote on executive compensation.

With respect to this item, if none of the frequency alternatives (one year, two years or three years) receives the affirmative vote of a majority of our Voting Power, we will consider the frequency that receives the highest number of votes by our Voting Power to be the frequency that has been selected by our stockholders. However, because this vote is advisory and not binding on us or our Board of Directors in any way, our Board of Directors may decide that it is in our and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

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Executive Officers

Executive officers of Bio-Rad as of the date of this proxy statement are listed in the table below.

Name	Position with Bio-Rad as of December 31, 2016	Age
Norman Schwartz	President, Chief Executive Officer and Chairman of the Board	67
Michael Crowley	Executive Vice President, Global Commercial Operations	55
Timothy S. Ernst	Executive Vice President, General Counsel and Secretary	57
John Goetz	Executive Vice President and Chief Operating Officer	67
Shannon Hall	Executive Vice President and President, Life Science Group	47
John Hertia	Executive Vice President and President, Clinical Diagnostics Group	61
Ronald W. Hutton	Vice President and Treasurer	59
Giovanni Magni	Executive Vice President and Chief Strategy Officer	60
Christine A. Tsingos	Executive Vice President and Chief Financial Officer	58

Biographical information regarding Norman Schwartz is provided in the preceding pages. Biographical information regarding Michael Crowley, Timothy S. Ernst, John Goetz, Shannon Hall, John Hertia, Ronald W. Hutton, Giovanni Magni and Christine A. Tsingos is set forth below.

   MICHAEL CROWLEY

Michael Crowley was appointed Executive Vice President, Global Commercial Operations in December 2014. Previously he was Vice President, Commercial Manager, Europe from 2012 to 2014 and Commercial Manager, Clinical Diagnostics Group, Europe from 2011 to 2012 and Division Manager of the Clinical Diagnostics Group North American Sales Organization from 2008 to 2011. Prior to that, he was the Clinical Diagnostics U.S. National Sales Manager since joining Bio-Rad in 1998.

   TIMOTHY S. ERNST

Timothy S. Ernst was appointed Executive Vice President, General Counsel and Secretary in June 2016. Previously he was Senior Vice President, General Counsel and Secretary of Big Heart Pet Brands, a manufacturer and marketer of branded pet food products, from 2014 to 2015. Prior to that, he was the Senior Vice-President, General Counsel and Secretary of Del Monte Foods, a manufacturer and marketer of consumer food products, from 2012 to 2014, and Associate General Counsel and Assistant Secretary of Del Monte Foods from 1995 to 2012. He was the Associate General Counsel of California and Hawaiian Sugar Company, a refiner and marketer of sugar and sugar products, from 1990 to 1995. He is a member of the California Bar and Association of Corporate Counsel.

   JOHN GOETZ

John Goetz was appointed Executive Vice President, Chief Operating Officer in September 2014. He was appointed Executive Vice President and President of the Clinical Diagnostics Group in 2012 and was Vice President and Group Manager of the Clinical Diagnostics Group from 2000 to 2012. Previously, he held various positions within Bio-Rad since joining us in 1974 including Plant Engineer, Manufacturing Manager, Division Manager, Quality Systems Division and Operations Manager of the Diagnostics Group.

   SHANNON HALL

Shannon Hall was appointed Executive Vice President, President, Life Science Group in October 2014. Previously, she was Vice President and General Manager of the Laboratory Separations Division, Life Science Group from 2008 to 2014. Prior to that, she held various positions within our Life Science Group since joining Bio-Rad in 1992, including Division Marketing Manager of each of the Laboratory Separations Division and Gene Expression Division, Business Unit Marketing Manager of the Molecular Biology Business Unit, as well as several product manager positions.

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   JOHN HERTIA

John Hertia was appointed Executive Vice President, President, Clinical Diagnostics Group, in August 2014. Previously he was Senior Vice President of Global Technology and Systems from 2010 to 2014, Worldwide Group Operations Manager, Life Science Group from 2006 to 2010 and Operations Manager Clinical Diagnostics Group, U.S. Operations from 2000 to 2006. Prior to that, he held various positions within our Clinical Diagnostics Group since joining Bio-Rad in 1982, including Business Development and Strategic Marketing Manager and North American Sales Division Marketing Manager.

   RONALD W. HUTTON

Ronald W. Hutton has been our Treasurer since 1997 and was appointed Vice President in 2012. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997.

   GIOVANNI MAGNI

Giovanni Magni was appointed Executive Vice President, Chief Strategy Officer in August 2014. Previously, he was Executive Vice President of International Sales from 2012 to 2014 and Vice President and International Sales Manager from 2004 to 2012. Prior to that, he held various positions within Bio-Rad since joining us in 1995, including Diagnostic Division Manager, Southern Europe and Diagnostics Group Operation Manager, France.

   CHRISTINE A. TSINGOS

Christine A. Tsingos was appointed our Chief Financial Officer in 2002, Vice President in 2003 and Executive Vice President in 2012. Previously, she was the Chief Operating Officer and Chief Financial Officer at Attest Systems, Inc., a provider of information technology asset discovery and management tools, from August 2002 to November 2002. Prior to that, Ms. Tsingos was a consultant to Attest Systems, Inc. from 2000 to 2002. She was the Chief Financial Officer at Tavolo, Inc., an online retailer of gourmet cookware and food, from 1999 to 2000, and she was Treasurer, and later Vice President and Treasurer, of Autodesk, Inc., a developer of design software, from 1990 to 1999.

Our executive officers also serve in various management capacities with our wholly owned subsidiaries.

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Principal and Management Stockholders

The following table presents certain information as of March 6, 2017 (except as noted below), with respect to our Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to us to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each of our directors and each director nominee, (iii) certain of our executive officers named in the “Summary Compensation Table” of this proxy statement and (iv) all of our directors and executive officers as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

	Class A Common Stock(1)		Class B Common Stock
Name and, with Respect to Owner of 5% or More, Address	Number of Shares and Nature of Ownership(2)	Percent of Class	Number of Shares and Nature of Ownership(2)	Percent of Class
Blue Raven Partners, L.P.(3) 1000 Alfred Nobel Drive Hercules, CA 94547	—	0.0%	4,060,054	79.4%
Eaton Vance Management(4) 2 International Place Boston, MA 02110	1,875,342	7.7%	—	0.0%
BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10055	1,640,202	6.7%	—	0.0%
The Vanguard Group(6) 100 Vanguard Blvd. Malvern, PA 19355	1,614,500	6.6%	—	0.0%
Alice N. Schwartz(7)(8)(10)(13) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	2,737,673	11.2%	4,597,792	89.9%
Norman Schwartz(7)(9)(11)(12)(13) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	415,072	1.7%	4,534,686	84.4%
Steven Schwartz(7)(11)(13)(14) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	367,784	1.5%	4,077,022	79.7%
Louis Drapeau	—	0.0%	—	0.0%
Robert M. Malchione	—	0.0%	—	0.0%
Joel McComb	400	0.0%	—	0.0%
Deborah J. Neff	—	0.0%	—	0.0%
Jeffrey L. Edwards	—	0.0%	—	0.0%
Gregory K. Hinckley	—	0.0%	—	0.0%
Melinda Litherland	—	0.0%	—	0.0%
Arnold A. Pinkston	—	0.0%	—	0.0%
Michael Crowley(9)	3,660	0.0%	—	0.0%
John Goetz(9)	80,442	0.3%	—	0.0%
John Hertia(9)	12,682	0.1%	—	0.0%
Christine A. Tsingos(9)	8,377	0.0%	—	0.0%
All directors and executive officers as a group(9) (14 persons)	3,295,813	13.4%	5,072,424	94.4%
(1)	Excludes Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven Partners. L.P. 13.7%; Eaton Vance Management 6.3%; BlackRock, Inc. 5.5%; The Vanguard Group, 5.5%; Alice N. Schwartz 24.8%; Norman Schwartz 16.6%; Steven Schwartz 15%; John Goetz 0.3%; and all directors and executive officers as a group 28%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.
(2)	Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

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(3)	Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership, and, as such, share voting and dispositive power over the Class B Common Stock held by Blue Raven Partners.
(4)	Based solely on a Schedule 13G/A filed on February 15, 2017 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act.
(5)	Based solely on a Schedule 13G/A filed on January 19, 2017 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act.
(6)	Based solely on a Schedule 13G/A filed on February 10, 2017 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act.
(7)	Includes 4,060,054 shares of Class B Common Stock held by Blue Raven Partners, L.P.
(8)	Includes 2,733,853 shares of Class A Common Stock and 496,562 shares of Class B Common Stock, which are held in the following trusts, all of which Alice N. Schwartz is the sole trustee: the David and Alice N. Schwartz Charitable Remainder Unitrust (34,311 shares of Class A Common Stock); the David Schwartz Exemption Trust (90 shares of Class A Common Stock); the David Schwartz Exempt Marital Trust (240 shares of Class A Common Stock); the David Schwartz Non-Exempt Marital Trust (898,931 shares of Class A Common Stock and 57,000 shares of Class B Common Stock); the Alice N. Schwartz Revocable Trust (1,800,281 shares of Class A Common Stock and 439,562 shares of Class B Common Stock). Also includes 41,176 shares of Class B Common Stock held by DANSA Partners Limited, a California limited partnership, of which Alice N. Schwartz is a general partner.
(9)	Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of March 6, 2017, under the Company’s employee stock purchase plan and stock option agreements, as follows: Norman Schwartz, 258,000 Class B shares; Michael Crowley, 600 Class A shares; John Goetz, 22,520 Class A shares; John Hertia, 1,800 Class A shares; Christine A. Tsingos, 2,790 Class A shares; and all directors and officers as a group, 48,530 Class A shares and 258,000 Class B shares.
(10)	Includes 1,093,718 shares of Class A Common Stock pledged as security.
(11)	Norman Schwartz and Steven Schwartz are sons of Alice N. Schwartz.
(12)	Includes 12,664 shares of Class B Common Stock owned by Norman Schwartz’s wife, as to which Norman Schwartz disclaims any beneficial ownership.
(13)	Includes 3,820 shares of Class A Common Stock held by Alles Institute for Medical Research, a Delaware Charitable Nonstock Corporation, with respect to which Alice N. Schwartz, Norman Schwartz and Steven Schwartz each have voting power and dispositive power consistent with the purposes of the Delaware Charitable Nonstock Corporation.
(14)	Includes 1,818 shares of Class A Common Stock and 12,664 shares of Class B Common Stock owned by Steven Schwartz’s wife, as to which Steven Schwartz disclaims any beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. Insiders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports which they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us and written representations from certain insiders that no other reports were required, during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to insiders were complied with.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, including the Company’s Chairman and President and Chief Executive Officer. Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the annual report on Form 10-K and proxy statement.

THE COMPENSATION COMMITTEE

Louis Drapeau Deborah J. Neff

The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

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Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we review the objectives and elements of our execution compensation program and discuss the 2016 compensation earned by our named executive officers, or NEOs.

For 2016, our named executive officers were:

Name	Position
Norman Schwartz	President, Chief Executive Officer and Chairman of the Board
Christine A. Tsingos	Executive Vice President and Chief Financial Officer
John Goetz	Executive Vice President and Chief Operating Officer
John Hertia	Executive Vice President and President, Clinical Diagnostics Group
Michael Crowley	Executive Vice President, Global Commercial Operations

COMPENSATION PROGRAM OBJECTIVES AND PHILOSOPHY

We maintain various compensation programs for our named executive officers. Our executive compensation program, taken as a whole, has several objectives. The overriding objective of our executive compensation program is to attract, retain, motivate and develop the type of executives who will establish and execute strategic initiatives that help us to continue to grow a profitable business. We also want our executive compensation program to help align the interests of the executives with the interests of the Company and its stockholders. Finally, we want to reward our executives for business achievements and satisfaction of corporate objectives without creating risks which could have a material adverse effect on the Company.

In developing our overall executive compensation program and in setting individual pay levels for the named executive officers, we strive to meet the following goals:

•	To pay salaries that are competitive in our industry and our geographical market.

•	To use executive pay practices that are commonly found in our industry, as appropriate.

•	To pay salaries and award merit increases on the basis of the individual executive’s performance and contributions and the value of the executive’s position within our organization.

•	To maintain a “pay for performance” outlook, particularly in our incentive programs.

•	To manage risk taking by incorporating objective company performance goals into our incentive programs.

Our executive compensation program is designed to reward our executives for Company and individual performance. Because we feel that each of our named executive officers provides unique services to us, we do not use a fixed relationship between base pay, annual performance-based cash bonus payments and equity awards. When we make our final decisions about a named executive officer’s total compensation package for a year, we look at the three elements of compensation (base pay, potential performance-based bonus payments and equity awards) individually and as a complete package. Overall, we believe that our total compensation program for executives is reasonable while being competitive within the market in which we compete for executive talent and does not create risks that are reasonably likely to have a material adverse effect on the Company.

STOCKHOLDER SAY-ON-PAY VOTE

At our 2014 meeting of stockholders, we provided our stockholders with the opportunity to cast an advisory vote on executive compensation. Over 95% of the votes cast on this “2014 say-on-pay vote” were voted in favor of the proposal. We have considered the 2014 say-on-pay vote, and we believe that the substantial support of our stockholders for the 2014 say-on-pay vote proposal indicates that our stockholders are generally supportive of our approach to executive compensation. Thus we have not made any material changes to our executive compensation arrangements in response to the 2014 say on pay vote. At our 2011 meeting of stockholders, our stockholders voted in favor of the proposal to hold say-on-pay votes every three years. Accordingly, the next say-on-pay advisory vote will be held this year at our 2017 meeting of stockholders. We will also hold an advisory vote this year at our 2017 meeting of stockholders concerning the frequency of holding the say-on-pay advisory vote. In the future, we will continue to consider the outcome of our say-on-pay votes when making compensation decisions regarding the named executive officers.

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THE COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

To achieve the above goals, we have created an executive compensation program which consists of base pay, a short-term performance-based cash bonus program pursuant to the Incentive Bonus Plan, or IBP, and an equity grant program providing long-term incentives.

		Pay Element	Objective	Performance-Rewarded
FIXED	Annual	Base Salary	Provide fixed base of cash compensation commensurate with position and experience	Based in part on the Company’s and the NEO’s individual performance
	Long-Term	Restricted Stock Units and Stock Options	Align NEO’s interests with stockholders; retention tool	Increase in the Company’s share price
PERFORMANCE-BASED	Annual	Incentive Bonus Plan (IBP)	Achieve annual performance goals	Company’s performance based on sales and direct contribution from operations (DC)

We use this mix of compensation types for a variety of reasons:

•	These types of programs, as a package, are typically offered by the companies from which we seek executive talent.

•	These programs provide immediate and long-term incentives for the executive officers, thereby helping to align the executives’ interests with those of the Company and its stockholders.

•	We apply differing performance goals to the various types of pay to help motivate the executives to accomplish separate and diverse corporate and individual goals.

•	Diverse programs, performance goals and payout timing help manage risk taking.

We provide executives with a package of fringe benefits on the same basis that is provided to all full-time benefits eligible employees. These benefits include such items as health insurance, tax qualified profit sharing plan contributions and group term life insurance. We do not provide the executives with any benefits that are not generally available to other full-time professional employees.

We believe that our executive compensation program, taken as a whole, is a cost-effective method of providing competitive pay to our named executive officers and implementing our compensation philosophy and objectives.

OUR PROCESS FOR SETTING EXECUTIVE COMPENSATION

Our Human Resources Department provides various types of compensation information to the President/Chief Executive Officer/Chairman of the Board and to the Compensation Committee for their consideration and reference in the evaluation and eventual determination of each executive’s total compensation package. The Compensation Committee’s focus is on the compensation of the President/Chief Executive Officer/Chairman and the incentive bonus and equity awards of the named executive officers.

The President/Chief Executive Officer/Chairman determines the base pay for the other named executive officers. For the Executive Vice President and President, Clinical Diagnostics Group, and the Executive Vice President, Global Commercial Operations, the determination of the President/Chief Executive Officer/Chairman is based on the Chief Operating Officer’s recommendation. Our process for setting executive compensation is described below.

   BASE PAY

In connection with setting levels of base pay, our Human Resources Department reviews independently published surveys of executive compensation levels, which cover over 1,000 U.S. based companies varying in size and industry, and prepares a report summarizing their findings. In 2016 our Human Resources Department reviewed data from the Radford Technology Survey, which provides data from a wide range of technology sub-industries, and Main Data Group, Inc., which provides compensation information for executive positions in publicly traded peer companies. From this information, our Human Resources Department determined the market salary at the median level for each comparable executive position. In addition, we review the compensation of a smaller group of companies in industry sectors in which we compete to provide additional guidance in setting base pay. This group consists of the companies in our peer group. We consider a number of potential criteria to determine which companies to include in our peer group, including companies in our industry of comparable size as measured by sales, market capitalization or asset base, in our geographic proximity, and with whom we compete for employee talent.

In 2016 the companies we considered comprising our peer group were:

• Alere Inc.	• PerkinElmer, Inc.
• Brucker Corporation	• Qiagen N.V.
• C.R. Bard, Inc.	• ResMed Inc.
• Charles River Laboratories, Inc.	• Sigma-Aldrich Corporation
• Edwards Lifesciences Corporation	• Steris Corporation
• Hill-Rom Holdings, Inc.	• Teleflex Incorporated
• Hologic, Inc.	• Varian Medical Systems, Inc.
• IDEXX Laboratories, Inc.	• VWR Corporation
• Illumina, Inc.	• Waters Corporation
• Mettler-Toledo International Inc.	• Zimmer Biomet Holdings, Inc.

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The 2016 peer group was modified relative to 2015 as follows: Bruker Corporation, C.R. Bard, Inc., Charles River Laboratories, Inc., Edwards Lifesciences Corporation, Hill-Rom Holdings, Inc., IDEXX Laboratories, Inc., Mettler-Toledo International Inc., ResMed Inc., Steris Corporation, Teleflex Incorporated, Varian Medical Systems, Inc., VWR Corporation, and Zimmer Biomet Holdings, Inc. were added; Becton, Dickinson and Company, Biogen Idec Inc., Boston Scientific Corp. and Thermo Fisher Scientific Inc. were removed. The peer group was refined and expanded in 2016 to include twenty life sciences and medical products companies with $1 to $5 billion in annual revenues in order to include companies that were of similar size and in similar industries to the Company.

Our Human Resources Department reviews this information with the President/Chief Executive Officer/Chairman, and with respect to the President/Chief Executive Officer/Chairman directly with the Compensation Committee, who then decide at their discretion if the individual base pay levels of executives need to be adjusted. Our Compensation Committee does not see any of the individual companies in the surveys, except for the companies within our peer group with respect to our President/Chief Executive Officer/Chairman’s base pay. Other factors considered in determining base pay, in addition to the survey and peer group information presented by the Human Resources Department, are:

•	The financial position of the Company compared to the previous year;

•	General economic conditions both nationally and in the local market of our corporate office;

•	The executive’s achievement of individual performance goals established for the year; and

•	Where the executive’s current base pay falls relative to survey data and other company executives.

Based on all of the factors outlined above, as well as the market data, the Compensation Committee, in the case of the President/Chief Executive Officer/Chairman, and the President/Chief Executive Officer/Chairman, for the other named executive officers, determine the named executive officer’s base pay for the following year, and thus any of these criteria could materially impact the named executive officer’s base pay.

In 2016, our named executive officers received a merit increase to his/her base pay based on the factors described above. These increases ranged from 0% to 3.5% of base pay and were effective as of April 1, 2016. As a result of these merit increases, our named executive officers’ annual base salaries effective April 1, 2016 were as follows: Mr. Schwartz: $922,023; Ms. Tsingos: $438,150; Mr. Goetz: $689,500; Mr. Hertia: $483,872; and Mr. Crowley: $388,613. Mr Crowley received an additional merit adjustment resulting in his annual base salary being $415,575 effective October 24, 2016.

   INCENTIVE BONUS PLAN, OR IBP (CASH-BASED INCENTIVE PROGRAM)

All of our named executive officers participate in our company-wide annual cash bonus program, which is known as the Incentive Bonus Plan, or IBP. The plan, which covers all of the named executive officers, as well as other employees, operates on a calendar year basis. Prior to the beginning of the year, objective performance metrics in areas of achievement are determined and approved by executive management. In 2016 these metrics were:

•	Sales; and

•	Direct contribution from operations, or DC.

Depending on which part of our organization an employee works, these metrics are applied at the company-wide or Corporate level, or at a combination of the Corporate and business group levels. In 2016, the bonuses of all our named executive officers except Mr. Hertia were based on the following weighting of these metrics: Corporate sales (50%) and Corporate DC (50%). Mr. Hertia’s bonus was based on the following weighting: Corporate sales (12.5%), Corporate DC (12.5%), Clinical Diagnostics Group, or CDG, sales (37.5%) and CDG DC (37.5%). The following table shows our financial goals under the IBP for fiscal 2016 relevant to our named executive officers for Corporate and CDG, and our performance compared to those goals (in millions):

			Adjusted		Adjusted
		Target Plan	Target Plan	Actual	Results	% of
		($)	($)(1)	($)	($)(2)	Target(3)
Corporate	Sales	2,080.6	2,052.8	2,068.2	2,068.2	100.7%
Goals	DC	171.9	165.5	53.2	158.9	96%
CDG	Sales	1,332.5	1,314.1	1,323.3	1,323.3	100.7%
Goals	DC	287.9	284	215.9	272.6	96%
(1)	We have the ability to modify the goals after the beginning of a year, particularly in response to an unforeseen change in business conditions that makes an established goal irrelevant or inappropriate, subject to the approval of our Chief Executive Officer. In 2016, we adjusted our target plan to account for the effect of foreign currency.
(2)	We also have the ability to modify the calculation of the achievement of the results after the beginning of a year, particularly in response to an unforeseen change in business conditions, subject to the approval of our Chief Executive Officer. In 2016, we modified the DC achievement to account for asset impairment associated with acquisitions, restructuring costs, certain legal accruals, contingent consideration and milestone payments associated with acquisitions and the replacement of resources needed for our enterprise resource planning project.
(3)	Includes the effects of the adjustments and achieved results for our named executive officers as described in footnotes 1 and 2 above.

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We believe these performance metrics promote a strong link between employee contribution and overall company performance. By rewarding employees for meeting and exceeding sales and direct contribution from operations, we motivate them to improve the Company’s performance.

The IBP makes a payout only if threshold levels equal to 96% of the goals for sales and/or direct contribution are satisfied. If the sales and/or direct contribution goal is met, the named executive officers as well as other IBP participants receive a payment indexed to a percentage of their base pay, based on the achievement relative to each of the established metrics. The percentage of base pay which can be awarded varies based upon job position/salary grade. In 2016 the target bonuses for our named executive officers as a percentage of their base pay were as follows: Mr. Schwartz: 100%; Ms. Tsingos: 45%; Mr. Goetz: 75%; Mr. Hertia: 50%; and Mr. Crowley: 50%. The payments under this program can be as much as twice the target bonus, but the named executive officers (as well as the other people who participate in the IBP) will not receive this benefit unless we meet the minimum required performance goals for each performance measure. With respect to bonuses awarded for 2016, our named executives achieved between 35% and 79% of their base pay. Payments are typically made during the first quarter of the following year. We have no policy regarding the adjustment or recovery of IBP awards in the event that an accounting restatement results in corporate goals not being satisfied.

We establish the individual target bonus levels, in part, by reviewing competitive market data of companies in our peer group described above. The individual target bonus levels for our named executives in 2016 are set forth in the table, “Grants of Plan-Based Awards Table.”

While our Company reserves the right to award discretionary bonus payments to employees, no such payments were made to any of the named executive officers in the last five years.

   EQUITY COMPENSATION

Another key component of our executive compensation program is equity grants. We make grants of restricted stock units and options to purchase our stock to the named executive officers, as well as other employees, under our 2007 Incentive Award Plan.

In 2016, we granted non-qualified stock options and restricted stock units to certain of our named executive officers. We generally grant options to purchase Class A Common Stock and Class A Common restricted stock units to all named executive officers, except for Norman Schwartz, who has received options to acquire Class B Common Stock and Class B Common restricted stock units. The holders of Class B Common Stock have certain preferential voting rights, as described in the section titled “General Information About the Meeting and Voting” above. Norman Schwartz receives options to acquire Class B Common Stock and Class B Common restricted stock units based on historical practice and for the purpose of maintaining primary voting control with the holders of Class B Common Stock in order to continue the management direction of the Company. All non-qualified stock options have an exercise price equal to fair market value on the date of grant. Options granted to named executive officers generally vest on a five year basis, at a rate of 20% of the option grant on each anniversary date of the grant. All of the options have a ten year term. Restricted stock units granted to our named executive officers in 2016 vest on a five-year basis at a rate of 20% per year beginning one year from the grant date. We granted a combination of restricted stock units and stock options to our named executive officers to align ourselves with current market equity compensation practices.

Our process for granting equity to named executive officers has been as follows: first we conduct a general review of certain market information provided by outside independent equity compensation surveys, which cover large numbers of U.S. companies varying in size and industry. In 2016 we determined competitive market grant levels using the Radford Technology Survey and information from Main Data Group, Inc. Next we consider the size of the equity pool, which contains a number of shares that approximates a percentage of our outstanding shares as of the prior year, which in 2016 was 0.81%. The amount of equity available for grant to all eligible employees, including our named executive officers, is generally limited by the size of this equity pool. Subject to this limitation and based on the market information, our Human Resources Department creates individual equity grant recommendations, which provide a range of potential option grants and restricted stock unit grants based on job position/salary grade, including for the positions of our named executive officers.

Using the equity grant recommendations created by our Human Resources Department and considering individual performance, management suggests an allocation of the equity pool among all eligible employees to the Compensation Committee. The Compensation Committee reviews the suggested allocation of awards and makes a recommendation to the entire Board of Directors. Based on the Compensation Committee’s recommendation, the Board of Directors makes its own determination as to the size and mix of the grants to individuals. The Board provides the approved equity grant and pricing information to the President/Chief Executive Officer/Chairman for implementation. The Board of Directors met and approved the 2016 equity grants to our named executive officers on September 7, 2016, with a grant date of September 7, 2016. The equity grants for our named executive officers in 2016 are set forth in the table, “Grants of Plan-Based Awards Table.”

We believe that the grant of restricted stock units and fair market value stock options provides benefits to both the Company and the executive. We benefit because:

•	The restricted stock units and the options help to align the executive’s financial interest with the Company’s and the stockholders’ long-term interests.

•	The restricted stock units and options help us retain the executives in a competitive market.

The executives benefit because:

•	They can realize additional income as grants vest or if our shares increase in value.

•	With respect to options, they have no personal income tax impact until they exercise the options.

We do not maintain any equity ownership guidelines for our named executive officers. Our insider trading policy prohibits our officers, directors, employees and consultants from engaging in (i) hedging transactions or similar arrangements that have the effect of offsetting any decrease in the market value of the Company’s securities, (ii) short sales, and (iii) transactions in publicly traded options.

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   OTHER COMPENSATION

The Company provides its executive officers with the following benefits that are also available to all of its regular status employees:

401(k) Plan

The Company offers to all regular status employees the opportunity to participate in a 401(k) Profit Sharing Plan. The 401(k) Profit Sharing Plan permits eligible employees of the Company to defer up to 50% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. The Company also provides a discretionary profit sharing contribution to all regular status employees with more than one year of service. The Profit Sharing contribution is made on a quarterly basis and is subject to certain limitations imposed by the Code. The Profit Sharing contribution is subject to a three year cliff vesting schedule. Each of our named executive officers received a contribution in the amount of $13,250 from the Company in 2016.

Health and Welfare Benefits

The Company’s healthcare, disability insurance, and other welfare and employee-benefit programs are the same for all eligible regular status employees, including executive officers. Because of the importance placed by the Company on the health and welfare of its employees, the Company paid 80% of the premiums associated with these programs on behalf of all of its regular status employees and their dependents in 2016.

Term Life Insurance

In addition to the forgoing, the Company also provides all regular status employees with term life insurance coverage of two times annual salary up to a maximum of $750,000.

We have no employment agreements with our named executive officers, and therefore, there are no individual written agreements that would provide them with additional perquisites. There are no formal or informal corporate policies that provide benefits (that are not integrally and directly related to the performance of the executive’s duties) to our named executive officers which are not available to the general employee population.

   INTERNAL PAY EQUITY

Our compensation programs are designed so that potential realizable compensation is set relative to each executive’s level of responsibility and potential impact on our performance. While the compensation levels and design may be similar for executives at the same level, actual compensation may vary due to changes in an executive’s base salary and individual performance over time.

   TAX CONSIDERATIONS

Section 162(m) of the Code limits the tax deductibility by us of annual compensation in excess of $1,000,000 paid to our Chief Executive Officer and any of our three other most highly compensated executive officers, other than our Chief Financial Officer. However, performance-based compensation is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon the attainment of pre-established, objective performance goals and the committee of our Board of Directors that establishes such goals consists only of “outside directors.” All members of the Compensation Committee qualify as outside directors.

The Compensation Committee may consider the anticipated tax treatment to us and our executive officers when reviewing executive compensation and our compensation programs. The deductibility of some types of compensation payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights or termination of employment. Interpretations of and changes in applicable tax laws and regulations, as well as other factors beyond the Compensation Committee’s control, also can affect the deductibility of compensation.

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Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by our named executive officers as a result of company operations for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014:

					Non-Equity
			Stock	Option	Incentive Plan	All Other
Name and		Salary	Awards	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)(1)	($)(1)	($)(2)	($)(3)	($)
Norman Schwartz	2016	914,320	2,389,800	829,917	720,273	22,013	4,876,323
President, Chief Executive Officer	2015	885,558	2,232,960	872,182	1,292,930	105,925	5,389,555
and Chairman	2014	843,077	1,198,000	1,725,490	958,125	16,564	4,741,256
Christine A. Tsingos	2016	438,150	398,300	89,799	155,240	16,779	1,098,268
Executive Vice President	2015	435,593	348,900	87,623	285,468	16,134	1,173,718
and Chief Financial Officer	2014	423,330	239,080	68,243	216,494	15,043	962,190
John Goetz	2016	684,184	1,274,560	287,357	404,221	31,259	2,681,581
Executive Vice President	2015	666,125	1,116,480	280,394	727,002	24,962	2,814,963
and Chief Operating Officer	2014	609,012	717,240	204,728	519,089	20,320	2,070,389
John Hertia	2016	479,556	477,960	107,759	188,467	20,188	1,273,930
Executive Vice President,	2015	465,253	418,680	105,148	317,244	17,838	1,324,163
President, Clinical Diagnostics Group	2014	432,646	358,620	102,364	239,542	13,259	1,146,431
Michael Crowley(4)	2016	388,074	477,960	107,759	153,053	40,274	1,167,120
Executive Vice President,	2015	441,586	418,680	105,148	267,128	215,613	1,448,155
Global Commercial Operations
(1)	The amounts reported under “Stock Awards” and “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation, excluding the effects of estimated forfeitures. We based the fair value of stock awards on the market price of the shares awarded on the grant date. We calculated the value of stock option awards using the Black-Scholes option-pricing model. The valuation assumptions used in the valuation of option awards may be found in Note 9 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 and filed with the Securities and Exchange Commission on March 1, 2017. Please see the “Grants of Plan-Based Awards Table” for more information regarding equity awards granted during fiscal year 2016.
(2)	“Non-Equity Incentive Plan Compensation” is composed entirely of cash bonuses awarded under the IBP with respect to performance during the 2014, 2015 and 2016 fiscal years, respectively. Further information about the IBP can be found in the text in the section titled “Our Process for Setting Executive Compensation – Incentive Bonus Plan (Cash Based Incentive Program).” Amounts earned in 2014 were paid during fiscal year 2015, amounts earned in 2015 were paid during fiscal year 2016 and amounts earned in 2016 were paid in fiscal year 2017.
(3)	“All Other Compensation” represents: contributions to each of our named executive officers of $13,250 in 2016 to our tax qualified profit sharing plan; and term life insurance costs paid on behalf of certain named executive officers. In addition, for Mr. Crowley “All Other Compensation” also includes the following expatriate benefits provided in connection with his overseas assignment in Switzerland until July 2015 at the Company’s request: a tax equalization payment (including gross-up) of $27,146 for additional taxes payable as a result of his international assignment (reduced by a 2014 host country tax refund to Mr. Crowley of $8,224), a tax preparation fee of $1,184 and $4,203 for the disposal of household goods. These overseas assignment-related benefits were paid in US dollars.
(4)	Mr. Crowley became a named executive officer for the first time for the fiscal year ended December 31, 2015.

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GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information about equity and non-equity awards granted to named executive officers in 2016 (the named executive officers participate in both a cash based incentive program and an equity program):

		Estimated Future Payouts Under				All Other
		Non-Equity Incentive Plan Awards			All Other	Option Awards:	Exercise	Grant Date
					Stock Awards:	Number of	or Base	Fair Value
					Number of	Securities	Price of	of Stock
					Shares of	Underlying	Option	and Option
	Grant	Threshold	Target	Maximum	Stock or Units	Options	Awards	Awards
Name	Date	($)(1)	($)(1)	($)(1)	(#)(2)	(#)(3)	($/Sh)(4)	($)(5)
Norman Schwartz	—	457,404	914,808	1,829,616
	9/7/2016				15,000			2,389,800
	9/7/2016					15,000	159.32	829,917
Christine A. Tsingos	—	98,584	197,168	394,336
	9/7/2016				2,500			398,300
	9/7/2016					2,500	159.32	89,799
John Goetz	—	256,698	513,396	1,026,792
	9/7/2016				8,000			1,274,560
	9/7/2016					8,000	159.32	287,357
John Hertia	—	119,958	239,915	479,830
	9/7/2016				3,000			477,960
	9/7/2016					3,000	159.32	107,759
Michael Crowley	—	97,195	194,390	388,780
	9/7/2016				3,000			477,960
	9/7/2016					3,000	159.32	107,759
(1)	These amounts represent threshold, target and maximum amounts that could have been earned for fiscal year 2016 pursuant to the IBP. Actual amounts earned for fiscal year 2016 are included in the “Summary Compensation Table” above. A detailed description of our Cash Based Incentive Program is discussed above in the section titled “Our Process for Setting Executive Compensation – Incentive Bonus Plan (Cash Based Incentive Program).”
(2)	Represents restricted stock unit grants made under our 2007 Incentive Award Plan. Restricted stock units granted vest over a five-year period at a rate of 20% per year beginning one year from the grant date. A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation –Equity Compensation.”
(3)	Represents the grant of non-qualified stock options made under our 2007 Incentive Award Plan. Option awards have a ten-year term and vest over five years at a rate of 20% per year beginning one year from the grant date. A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation – Equity Compensation.”
(4)	The exercise price of Class A and Class B option awards is the closing price of the Company’s stock on the grant date.
(5)	The amounts set forth in the “Grant Date Fair Value of Stock and Option Awards” column are the full grant date fair values of the awards determined in accordance with FASB ASC Topic 718 Compensation – Stock Compensation. The valuation assumptions used in determining these amounts are described in Note 9 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of equity awards by the named executive officers as of December 31, 2016:

		Option Awards				Stock Awards
						Number
						of Shares	Market Value
		Number of	Number of			or Units	of Shares
		Securities	Securities			of Stock	or Units of
		Underlying	Underlying	Option		That	Stock That
		Unexercised	Unexercised	Exercise	Option	Have Not	Have Not
		Options (#)	Options (#)	Price	Expiration	Vested	Vested
Name	Grant Date	Exercisable	Unexercisable(1)	($)(2)	Date(3)	(#)(4)	(#)(5)
Norman Schwartz	8/1/2007	37,500	—	75.00	8/1/2017	—	—
	6/11/2008	37,500	—	88.48	6/11/2018	—	—
	6/10/2009	37,000	—	75.38	6/10/2019	—	—
	9/8/2010	37,000	—	84.57	9/8/2020	—	—
	11/4/2011	37,000	—	100.06	11/4/2021	—	—
	9/12/2012	31,400	7,850	107.32	9/12/2022	2,617	479,304
	9/11/2013	23,400	15,600	117.50	9/11/2023	5,200	952,380
	9/10/2014	14,000	21,000	119.80	9/10/2024	6,000	1,098,900
	9/11/2015	3,200	12,800	139.56	9/11/2025	12,800	2,344,320
	9/7/2016	—	15,000	159.32	9/7/2026	15,000	2,747,250
Christine A. Tsingos	11/4/2011	600	—	98.04	11/4/2021	—	—
	9/12/2012	650	650	107.32	9/12/2022	200	36,456
	9/11/2013	640	1,280	117.00	9/11/2023	320	58,330
	9/10/2014	400	1,200	119.54	9/10/2024	1,200	218,736
	9/11/2015	500	2,000	139.56	9/11/2025	2,000	364,560
	9/7/2016	—	2,500	159.32	9/7/2026	2,500	455,700
John Goetz	8/1/2007	3,500	—	75.32	8/1/2017	—	—
	6/11/2008	3,500	—	88.00	6/11/2018	—	—
	6/10/2009	3,500	—	74.27	6/10/2019	—	—
	9/8/2010	3,500	—	84.57	9/8/2020	—	—
	11/4/2011	3,500	—	98.04	11/4/2021	—	—
	9/12/2012	2,600	650	107.32	9/12/2022	300	54,684
	9/11/2013	1,920	1,280	117.00	9/11/2023	600	109,368
	9/10/2014	2,400	3,600	119.54	9/10/2024	3,600	656,208
	9/11/2015	1,600	6,400	139.56	9/11/2025	6,400	1,166,592
	9/7/2016	—	8,000	159.32	9/7/2026	8,000	1,458,240
John Hertia	9/12/2012	—	—	—	—	600	109,368
	9/11/2013	—	—	—	—	1,400	255,192
	9/10/2014	1,200	1,800	119.54	9/10/2024	1,800	328,104
	9/11/2015	600	2,400	139.56	9/11/2025	2,400	437,472
	9/7/2016	—	3,000	159.32	9/7/2026	3,000	546,840
Michael Crowley	9/12/2012	—	—	—	—	334	60,882
	9/11/2013	—	—	—	—	752	137,075
	9/10/2014	—	—	—	—	1,167	212,721
	9/11/2015	600	2,400	139.56	9/11/2025	2,400	437,472
	9/7/2016	—	3,000	159.32	9/7/2026	3,000	546,840

A detailed description of our process for granting equity awards is discussed in the section titled “Our Process for Setting Executive Compensation — Equity Compensation.”

(1)	Options granted vest over five years at 20% per year on the yearly anniversary date of the grant.
(2)	The exercise price of Class A and Class B option awards is the closing price of the Company’s Common Stock on the grant date.
(3)	Options granted have a ten-year term.
(4)	Restricted stock units vest over a five-year period at a rate of 20% per year beginning one year from the grant date.
(5)	Market Value is calculated based on the closing price of the Company’s Common Stock on December 31, 2016, which was $182.28 for Class A shares and $183.15 for Class B shares.

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OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information on the actual value realized upon exercise of stock options and vesting of restricted stock by the named executive officers in 2016:

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares Acquired	Realized	Shares Acquired	Realized on
	on Exercise	on Exercise	on Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)
Norman Schwartz	—	—	12,817	2,058,756
Christine A. Tsingos	6,630	219,870	1,460	231,985
John Goetz	—	—	3,640	576,235
John Hertia	—	—	3,100	494,085
Michael Crowley	—	—	1,930	306,542
(1)	Represents the dollar value realized based on the difference between the closing price of the Company’s Common Stock on the date of exercise (or sales price if sold on the date of exercise) and the exercise price of the option.
(2)	Represents the dollar value based on the closing price of the Company’s Common Stock on the vesting date.

PENSION BENEFITS

Our named executive officers received no benefits in fiscal 2016 under defined pension or defined contribution plans other than contributions to each of our named executive officers of $13,250 in 2016 to our tax qualified 401(k) Profit Sharing Plan.

NONQUALIFIED DEFERRED COMPENSATION PLANS

We do not maintain any nonqualified deferred compensation plans.

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POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Aside from provisions in our 2007 Incentive Award Plan and our discretionary severance benefits, which are discussed in the next paragraph, we do not provide any additional payments to named executive officers upon their resignation, termination, retirement or upon a change of control. Our named executive officers do not currently have employment agreements with the Company.

Our 2007 Incentive Award Plan provides that in the event of a “change in control,” all equity awards will become fully exercisable and all forfeiture restrictions on such awards will lapse immediately prior to such change in control, unless otherwise specified in any applicable award agreement. Our restricted stock unit award agreements currently provide that no such acceleration shall apply when the successor corporation assumes the equity awards or substitutes equivalent rights for such awards. Our severance benefits are discretionary, and may be provided when we terminate an individual’s employment in the normal course of business and the termination is not “for cause.” Pursuant to our discretionary internal guidelines, our named executive officers could be eligible to receive the estimated severance pay indicated below. The following table sets forth values that could have been realized by our named executive officers as of December 31, 2016 upon a change in control of our Company (in the case of accelerated equity) in the event the equity awards were not assumed or substituted by the successor corporation and as a result all unvested equity awards became fully vested, or upon termination of employment of the named executive officers (in the case of estimated severance pay):

	Potential Benefits Upon a Change in Control		Potential Post-Termination Benefits
		Intrinsic Value
	Intrinsic Value	of Accelerated	Estimated
	of Accelerated	Restricted	Severance
	Stock Options	Stock Units	Pay
Name	($)(1)	($)(2)	($)
Norman Schwartz	3,865,158	7,622,154	922,023
Christine A. Tsingos	350,410	1,133,782	237,451
John Goetz	815,234	3,445,092	689,500
John Hertia	284,340	1,676,976	483,872
Michael Crowley	171,408	1,394,989	288,669
(1)	Intrinsic value is based on the difference between the closing price of the Company’s Common Stock on December 31, 2016 and the exercise price of the option.
(2)	Intrinsic value is based on the closing price of the Company’s Common Stock on December 31, 2016.

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Stockholder Proposals

If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to Attention: Corporate Secretary, Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, no later than November 30, 2017.

Our By-laws require a stockholder to give advance notice of any proposal to conduct business, or to present a nomination of one or more candidates for election to the Board, that the stockholder wishes to bring before a meeting of our stockholders. In general, for business proposals or nominations to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination, which complies with the requirements set forth in the By-laws, must be received by our Secretary at the address above during the period beginning 120 days and ending 90 days before the anniversary of the last annual meeting (no earlier than December 26, 2017 and no later than January 25, 2018). However, if the date of the upcoming annual meeting is more than 30 days before or more than 60 days after the anniversary of the last annual meeting, notice must be received by the Secretary during the period beginning 120 days before the upcoming annual meeting and ending on the later of (i) 90 days before the upcoming annual meeting and (ii) 10 days after the earlier of the day on which notice of the date of the meeting was mailed and the day on which public disclosure of the date of the meeting was made.

Other Matters

As of the date of this proxy statement, our Board of Directors does not know of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons named in such proxies.

Annual Report

Our Annual Report for the year ended December 31, 2016, including financial statements, is being mailed concurrently with this proxy statement, to all of our stockholders as of the record date for the Annual Meeting.

This proxy statement incorporates by reference the information set forth in our Annual Report on Form 10-K for the year ended December 31, 2016 under the following headings: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A. Quantitative and Qualitative Disclosures about Market Risk; Item 8. Financial Statements and Supplementary Data; Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure; and Item 9A. Controls and Procedures.

Stockholders of record on March 6, 2017 may obtain copies without charge of our Annual Report on Form 10-K (excluding exhibits) filed with the Securities and Exchange Commission by writing to Attention: Corporate Secretary, Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California 94547.

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Annex A Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan

ARTICLE 1 PURPOSE

The purpose of the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Bio-Rad Laboratories, Inc. (the “Company”) by linking the individual interests of Employees to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2 DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1	“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Board under the Plan which have been delegated to one or more persons pursuant to Section 12.6, the term “Administrator” shall refer to such person(s), unless the Board has revoked such delegation.

2.2	“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3	“Applicable Law” shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4	“Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.5	“Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6	“Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.2.

2.7	“Board” shall mean the Board of Directors of the Company.

2.8	“Cause” shall, unless otherwise specifically provided in any applicable Award Agreement, mean with respect to any Holder: (a) the Holder’s commission of an act of fraud or embezzlement upon the Company or any of its affiliates; (b) the Holder’s commission of any willful act intended to injure the reputation, business, or any business relationship of the Company or any of its affiliates; (c) the Holder is found by a court of competent jurisdiction to have committed a felony; (d) the refusal or failure of the Holder to perform the Holder’s duties with the Company or any of its affiliates, as applicable, in a competent and professional manner that is not cured by the Holder within ten (10) business days after a written demand therefor is delivered to the Holder by the Company or applicable affiliate which specifically identifies the manner in which the Company or applicable affiliate believes that the Holder has not substantially performed the Holder’s duties; provided, however, that if the Company or applicable affiliate, in good faith, determines that the refusal or failure by the Holder is egregious in nature or is not susceptible of cure, then no such cure period shall be required; or (e) the refusal or failure of the Holder to comply with any of his material obligations under any Award Agreement or any applicable employment agreement between the Company, or an affiliate, and the Holder that is not cured by the Holder within ten (10) business days after a written demand therefor is delivered to the Holder by the Company or the applicable affiliate which specifically identifies the manner in which the Company or the applicable affiliate believes the Holder has materially breached the Award Agreement or employment agreement; provided, however, that if the Company or the applicable affiliate, in good faith, determines that the refusal or failure by the Holder is egregious in nature or is not susceptible of cure, then no such cure period shall be required.

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2.9	“Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions or series of transactions:

	a)	any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company;

	b)	a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

	c)	the sale or disposition by the Company of all or substantially all of the Company’s assets; or

d)

during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in the Section 2.9) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

Not with standing the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.10	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.11	“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board (selected by the Board) described in Article 12 hereof.

2.12	“Common Stock” shall mean the Class A or Class B common stock of the Company, par value $0.0001 per share.

2.13	“Company” shall have the meaning set forth in Article 1.

2.14	“Covered Employee” shall mean any Employee who is, or could become, a “covered employee” within the meaning of Section 162(m) of the Code.

2.15	“Director” shall mean a member of the Board, as constituted from time to time.

2.16	“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 10.2.

2.17	“Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company’s stockholders.

2.18	“Eligible Individual” shall mean any person who is an Employee, as determined by the Administrator.

2.19	“Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.20	“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

2.21	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.22	“Expiration Date” shall have the meaning given to such term in Section 13.1(c).

2.23	“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

	a)	If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share of such Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a Share of such Common Stock on the date in question, the closing sales price for a Share of such Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or

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such other source as the Administrator deems reliable; provided, however, that, notwithstanding the foregoing, the Fair Market Value of a Share of Class B Common Stock shall be the greater of (i) the Fair Market Value of a Share of Class A Common Stock, or (ii) the Fair Market Value of a Share of Class B Common Stock, each as determined in accordance with this Section 2.23(a);

	b)	If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share of such Common Stock on such date, the high bid and low asked prices for a Share of such Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

	c)	If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.24		“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.25		“Holder” shall mean a person who has been granted an Award.

2.26		“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.27		“Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.28		“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.29		“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option.

2.30		“Option Term” shall have the meaning set forth in Section 6.4.

2.31		“Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee, each as may be amended from time to time.

2.32		“Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1, which may include, without limitation, deferred stock, deferred stock units and performance awards.

2.33		“Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.34		“Performance Criteria” shall mean the criteria that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period.

The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) gross or net sales or revenues; (ii) net income; (iii) pre-tax income; (iv) operating income; (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) earnings per share; (vii) operating margin; (viii) return on equity; (ix) return on invested capital or assets; (x) cost reductions or savings; (xi) expense levels; (xii) working capital; (xiii) economic value; (xiv) funds from operations; (xv) appreciation in the Fair Market Value of Stock; (xvi) total stockholder return; (xvii) implementation or completion of critical projects or initiatives or milestones related to such projects; (xviii) regulatory body approval for commercialization of a product; (xix) segment or product market share; (xx) product development; (xxi) manufacturing and manufacturing capacity; (xxii) acquisitions or sales of assets (including intellectual property) or subsidiaries; (xxiii) in-licensing and out-licensing of intellectual property; (xxiv) customer acquisition, expansion and retention or any combination of the foregoing; and (xxv) earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

2.35		“Performance Goals” shall mean, for a Performance Period, one or more goals (and adjustments) established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards. The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in Applicable Accounting Standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period;

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(vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to foreign exchange or currency transactions and/or fluctuations; or (xxi) items relating to any other unusual, infrequently occurring or nonrecurring events or changes in Applicable Law, Applicable Accounting Standards or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.36	“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/ or the payment in respect of, an Award.

2.37	“Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.38	“Plan” shall have the meaning set forth in Article 1.

2.39	“Prior Plan” shall mean the 2007 Incentive Award Plan of Bio-Rad Laboratories, Inc. as amended from time to time.

2.40	“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.41	“Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.42	“Restricted Stock Units” shall mean the right to receive Shares awarded under Article 9.

2.43	“Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.44	“Securities Act” shall mean the Securities Act of 1933, as amended.

2.45	“Shares” shall mean shares of Common Stock.

2.46	“Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.47	“SAR Term” shall have the meaning set forth in Section 6.4.

2.48	“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.49	“Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.50	“Termination of Service” shall mean the time when the Holder ceases to serve as an Employee for any reason, including, without limitation, a termination by resignation, discharge (with or without cause), disability, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment with the Company or any Subsidiary.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Holder’s employee-employer relationship shall be deemed to be terminated in the event that the Subsidiary employing such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

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ARTICLE 3 SHARES SUBJECT TO THE PLAN

3.1	Number of Shares.

	a)	Subject to Sections 3.1(b) and 13.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan shall be equal to the sum of (i) 1,405,000; and (ii) any of the 594,714 Shares which as of the Effective Date are available for issuance under the Prior Plan plus any Shares which are subject to awards under the Prior Plan that, on or after the Effective Date, terminate, expire or lapse for any reason without the delivery of Shares to the holder thereof (the “Share Limit”); provided, however, that no more than 1,999,714 Shares may be issued upon the exercise of Incentive Stock Options. Notwithstanding the foregoing, Shares added to the Share Limit pursuant to Section 3.1(a)(ii) hereof shall be available for issuance as Incentive Stock Options only to the extent that making such Shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. Notwithstanding the foregoing, to the extent permitted under Applicable Law, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit in this Section 3.1(a) at the time that Shares would otherwise be issued in respect of such Award. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

	b)	If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards under the Plan: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to Stock Appreciation Rights that are not issued in connection with the stock settlement of the Stock Appreciation Rights on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 hereof at the same price paid by the Holder so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

	c)	Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2	Limitation on Number of Shares and Cash Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more of such Awards that may be granted to any one person during any calendar year shall be 225,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $8,000,000. To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

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ARTICLE 4 GRANTING OF AWARDS

4.1	Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other Person shall participate in the Plan.

4.2	Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3	Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4	At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.

4.5	Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3.1 or the Award Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

ARTICLE 5	PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION

5.1	Purpose. The Administrator may, in its sole discretion, (a) determine whether an Award is intended to qualify as Performance-Based Compensation and (b) at any time after any such determination, alter such intent for any reason. If the Administrator, in its sole discretion, decides to grant an Award that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), then the provisions of this Article 5 shall control over any contrary provision contained in the Plan or any applicable Program; provided that, if after such decision the Administrator alters such intention for any reason, the provisions of this Article 5 shall no longer control over any other provision contained in the Plan or any applicable Program. The Administrator, in its sole discretion, may (i) grant Awards to Eligible Individuals that are based on Performance Criteria or Performance Goals or any such other criteria and goals as the Administrator shall establish, but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation and (ii) subject any Awards intended to qualify as Performance-Based Compensation to additional conditions and restrictions unrelated to any Performance Criteria or Performance Goals (including, without limitation, continued employment or service requirements) to the extent such Awards otherwise satisfy the requirements of this Article 5 with respect to the Performance Criteria and Performance Goals applicable thereto. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

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5.2	Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee (i) shall, unless otherwise provided in an Award Agreement, have the right to reduce or eliminate the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period, but (ii) shall in no event have the right to increase the amount payable for any reason.

5.3	Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or a Subsidiary throughout the Performance Period. Unless otherwise provided in the applicable Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such Performance Period are achieved. For the avoidance of doubt, (i) the Administrator may, in its sole discretion, determine at any time that an Award is not intended to qualify as Performance-Based Compensation and this Section 5.3 will not apply to such Award and (ii) nothing in this Section 5.3 shall limit any vesting pursuant to Section 13.2(d).

5.4	Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Program and Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6 GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1	Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

6.2	Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other Person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

6.3	Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right,

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as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

6.4	Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than, in the case of Incentive Stock Options, a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 6.4 and without limiting the Company’s rights under Section 11.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 11.7 and 13.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

6.5	Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. At any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option subject to Section 11.9; provided, however, that in no event shall an Option become exercisable following its expiration, termination or forfeiture. Notwithstanding the foregoing, unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.

6.6	Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining term as the substituted Option.

ARTICLE 7 EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

7.1	Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 7 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

7.2	Manner of Exercise. All or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

	a)	A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed or otherwise acknowledge electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

	b)	Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.

	c)	In the event that the Option or Stock Appreciation Right shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

	d)	Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 11.1 and 11.2.

7.3	Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the

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date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

ARTICLE 8 AWARD OF RESTRICTED STOCK

8.1	Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

8.2	Rights as Stockholders. Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any dividends and distributions with respect to the Shares may be subject to the restrictions set forth in Section 8.3. Except in connection with a spin-off or other similar event or as otherwise permitted under Section 13.2, dividends which are paid prior to vesting of shares of Restricted Stock shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

8.3	Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement, subject to Section 11.9.

8.4	Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, subject to Section 11.9, the Administrator, in its sole discretion, may provide that upon certain events, including, without limitation, a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

8.5	Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 9 AWARD OF RESTRICTED STOCK UNITS

9.1	Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

9.2	Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.3	Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

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9.4	Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, subject to Section 11.9. By action taken after the Restricted Stock Units are granted, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock Units by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement, subject to Section 11.9.

9.5	Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 11.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

9.6	Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10	AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS

10.1	Other Stock or Cash Based Awards. The Administrator is authorized to (a) grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual and (b) determine whether such Other Stock or Cash Based Awards shall be Performance-Based Compensation. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, including the Performance Criteria, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement, subject to Section 11.9. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/ or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled. Except in connection with a spin-off or other similar event or as otherwise permitted under Section 13.2, dividends which are paid prior to vesting of shares of any Other Stock or Cash Based Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

10.2	Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, except as otherwise permitted under Section 13.2, Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

ARTICLE 11 ADDITIONAL TERMS OF AWARDS

11.1	Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair

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Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2	Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold from any payment of any kind otherwise due to a Holder, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, allow a Holder to satisfy such obligations by any payment means described in Section 11.1 hereof, including without limitation, by allowing such Holder to have the Company or any Subsidiary withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or surrender no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid adverse accounting consequences). The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code and other Applicable Law, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3	Transferability of Awards.

	a)	Except as otherwise provided in Sections 11.3(b) and 11.3(c):

		(i)	Except as otherwise provided by the Administrator, no Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution;

		(ii)	No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 11.3(a)(i); and

		(iii)	During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

	b)	Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 11.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

	c)	Notwithstanding Section 11.3(a), a Holder may, in the sole discretion and manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder

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and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

11.4	Conditions to Issuance of Shares.

	a)	The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

	b)	All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

	c)	The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

	d)	No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

	e)	The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

	f)	Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5	Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to forfeiture and/or repayment to the Company to the extent and in the manner required (i) to comply with any requirements imposed under applicable laws and/or the rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, including, without limitation, pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and (ii) under the terms of any policy, guideline or Board committee charter adopted by the Company as may be amended from time to time for reasons related to fraud, governance or similar considerations whether or not such policy or guideline was in place at the time of grant of an Award (and such requirements shall be deemed incorporated into this Plan without the consent of Holder).

11.6	Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares, in its sole discretion.

11.7	Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (ii) the change is otherwise permitted under the Plan (including, without limitation, under Section 13.2 or 13.10).

11.8	Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data

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as described in this Section 11.8 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

11.9	Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Section 13.2, Awards granted pursuant to the Plan shall vest no earlier than the first anniversary of the date the Award is granted and no Award Agreement shall reduce or eliminate such minimum vesting; provided, however, that, notwithstanding the foregoing, (i) the Administrator may provide that such minimum vesting restrictions may lapse or be waived upon the Holder’s Termination of Service and/or in connection with a Change in Control and (ii) Awards that result in the issuance of an aggregate of up to 5% of the Share Limit may be granted to any one or more Holders without respect to such minimum vesting requirement.

ARTICLE 12 ADMINISTRATION

12.1	Administrator. The Board shall administer the Plan (except as otherwise permitted herein). With respect to Awards that are intended to be Performance-Based Compensation, including Options and Stock Appreciation Rights that are intended to be Performance-Based Compensation, then the Committee shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “outside director” for purposes of Section 162(m) of the Code. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, the Board may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2	Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under the Plan (including, without limitation, under Section 13.2 or Section 13.10.)

12.3	Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the

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members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4	Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

	a)	Designate Eligible Individuals to receive Awards;

	b)	Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

	c)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

	d)	Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria or performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

	e)	Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

	f)	Prescribe the form of each Award Agreement, which need not be identical for each Holder;

	g)	Decide all other matters that must be determined in connection with an Award;

	h)	Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

	i)	Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

	j)	Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

	k)	Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, pursuant to any terms and conditions it selects, subject to Sections 11.9 and 13.2.

12.5	Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all Persons.

12.6	Delegation of Authority. The Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees with respect to Awards intended to constitute Performance Based Compensation, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law (including, without limitation, Section 162(m) of the Code). Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Board may abolish any committee at any time and re-vest in itself any previously delegated authority.

ARTICLE 13 MISCELLANEOUS PROVISIONS

13.1	Amendment, Suspension or Termination of the Plan.

	a)	Except as otherwise provided in Section 13.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 11.7 and Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

	b)	Notwithstanding Section 13.1(a), the Board may not, except as provided in Section 13.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan or the Award Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 11.6.

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	c)	No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

13.2	Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

	a)	In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, and adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator.

	b)	In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

		(i)	To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);

		(ii)	To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

		(iii)	To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

		(iv)	To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

		(v)	To replace such Award with other rights or property selected by the Administrator; and/or

		(vi)	To provide that the Award cannot vest, be exercised or become payable after such event.

	c)	In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

		(i)	The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 13.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or

		(ii)	The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, and adjustments of the Award Limit).

	d)	Notwithstanding any other provision of the Plan, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Holder, if a Change in Control occurs, then immediately prior to the Change in Control such Awards shall become fully exercisable

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and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Holder the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company Subsidiary or affiliate and a Holder contains provisions that conflict with and are more restrictive than the provisions of this Section 13.2(d), this Section 13.2(d) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

	e)	The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

	f)	Unless otherwise determined by the Administrator, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent it would (i) with respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, cause such Award to fail to so qualify as Performance-Based Compensation, (ii) cause the Plan to violate Section 422(b)(1) of the Code, (iii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iv) cause an Award to fail to be exempt from or comply with Section 409A.

	g)	The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

	h)	In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

13.3	Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

13.4	No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

13.5	Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6	Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7	Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding

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anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

13.8	Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9	Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

13.10	Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service, or (ii) the date of the Holder’s death. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 13.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

13.11	Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

13.12	Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.13	Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.14	Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Bio-Rad Laboratories, Inc. on February 15, 2017.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Bio-Rad Laboratories, Inc. on ____________ __, 2017.

Executed on this ____ day of _______________, 2017.

Corporate Secretary

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Annex B First Amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan (effective as of February 15, 2017)

This First Amendment (this “Amendment”) to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan (the “Plan”), is made and adopted by the Board of Directors (the “Board”) of Bio-Rad Laboratories, Inc., a company organized under the laws of the State of Delaware (the “Company”), effective as of February 15, 2017 (the “Effective Date”), subject to the approval of the Company’s stockholders within 12 months following the Effective Date.

RECITALS

WHEREAS, the Company maintains the Plan;

WHEREAS, pursuant to Section 20 of the Plan, the Board has the authority to amend the Plan from time to time, provided that the Company shall obtain stockholder approval for any such amendment to the extent necessary to comply with Section 423 of the U.S. Internal Revenue Code of 1986, as amended; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares reserved for issuance thereunder.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date, subject to the approval of the Company’s stockholders within 12 months following the Effective Date:

AMENDMENT

1.	Section 14(a) of the Plan is hereby amended and restated in its entirety as follows:

	“a)	Basic Limitation. Subject to adjustment pursuant to Section 15, the aggregate number of Shares authorized for sale under the Plan is 1,300,000 Shares. For avoidance of doubt, the limitation set forth in this section may be used to satisfy purchases of Shares under either the 423 Component or the Non-423 Component.”

2.	This Amendment shall be and hereby is incorporated into and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

* * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Bio-Rad Laboratories, Inc. on February 15, 2017.

I hereby certify that the foregoing Amendment was duly adopted by the shareholders of Bio-Rad Laboratories, Inc. on _____________, 2017.

Executed on this ___ day of ________, 2017.

By:

Name:

Title:

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Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, California 94547

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BIO-RAD

IMPORTANT ANNUAL MEETING INFORMATION

000004

C123456789

ENDORSEMENT_LINE_____________ SACKPACK____________

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card — Class A Common Stock

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors and Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3, 4 and 5 and a vote of 3 YEARS on Proposal 6.

1. Nominees:

	For	Against	Abstain
01 - Arnold A. Pinkston	☐	☐	☐
02 - Melinda Litherland	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
6. Advisory vote on the frequency of future advisory votes to approve executive compensation.	☐	☐	☐	☐

7. To transact such other business as may come before the annual meeting or any postponements or adjournments thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 3 2 7 5 2 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02KLCB

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BIO-RAD

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card — Class B Common Stock

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors and Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3, 4 and 5 and a vote of 3 YEARS on Proposal 6.

+

1. Nominees:

Nominee	For	Against	Abstain
01 - Jeffrey L. Edwards	☐	☐	☐
02 - Gregory K. Hinckley	☐	☐	☐
03 - Alice N. Schwartz	☐	☐	☐
04 - Norman Schwartz	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
6. Advisory vote on the frequency of future advisory votes to approve executive compensation.	☐	☐	☐	☐

7. To transact such other business as may come before the annual meeting or any postponements or adjournments thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 J N T

1 U P X 3 2 7 5 2 1 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

BIO-RAD

Proxy — BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 25, 2017

The undersigned does hereby appoint **CHRISTINE A. TSINGOS** and **CATHERINE D. ELDER** and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. (the "Company") of record in the name of the undersigned at the close of business on March 6, 2017, on all matters which may come before the Annual Meeting of Stockholders, to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Tuesday, April 25, 2017 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof.

This proxy will be voted as specified on the reverse side. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted FOR all nominees in Proposal 1, FOR Proposals 2, 3, 4 and 5, and 3 YEARS for Proposal 6. This proxy confers authority for each of the persons indicated above to vote in her discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR all nominees in Proposal 1, FOR Proposals 2, 3, 4 and 5, and 3 YEARS for Proposal 6.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)